                                                                   EXHIBIT 10.27


                                   SUBLEASE

                                   ARTICLE I

                                 REFERENCE DATA

     1.1  Subjects Referred To.
          --------------------

     Each reference in this Sublease to any of the following subjects shall be construed to incorporate the date stated for that subject in this Section 1.1:


Date of Sublease:                  September 5, 1996.

Sublandlord:                       Security Dynamics Technologies, Inc., a
                                   Delaware corporation

Sublandlord's Address:             One Alewife Center
                                   Cambridge, Massachusetts 02140-2312

Subtenant:                         VeriSign, Inc.,
                                   a Delaware corporation

Subtenant's Address:               2593 Coast Avenue
                                   Mountain View, CA  94043
                                   Attn:  Gerald Hatley,
                                          Director of Operations

Overlandlord:                      David L. Wightman and David R. Vickery, as
                                   Trustees of One Alewife Center Realty Trust, under Declaration of Trust dated November 5,
                                   1987, recorded with the Middlesex South
                                   District Registry of Deeds in Book 18671,
                                   Page 237, filed with Middlesex South Registry
                                   District of the Land Court as Document No.
                                   763134.

Overlandlord's Address:            124 Mount Auburn Street
                                   Cambridge, MA  02138-5701

Overlease:                         Lease dated as of March 13, 1989 between
                                   Overlandlord as landlord and Sublandlord as
                                   tenant, as amended (the "Overlease"), a copy
                                   of which Overlease is attached hereto as
                                   Exhibit A.
                                   ---------

Land: The land in Cambridge, Massachusetts, as more particularly described in the Overlease.

Building:                          One Alewife Center
                                   Cambridge, Massachusetts

Overleased Premises:               The portion of the Building and Land as more
                                   particularly described in the Overlease.

Premises:                          That part of the Overleased Premises
                                   consisting of approximately 12,787 square
                                   feet on the Third Floor of the Building, all
                                   as shown on Exhibit B attached hereto.
                                               ---------

Rentable Floor Area                Approximately 12,787 Square Feet
of Premises:

Commencement Date:                 September 5, 1996

Term Expiration Date:              March 12, 1998

Monthly Fixed Rent:

From the Commencement Date              $17,646.00 per month
 through December 31, 1996:

From January 1, 1997                    $19,180.50 per month
 through December 31, 1997:


From January 1, 1998                    $20,139.50 per month
 through March 12, 1998:

Permitted Uses:                    All uses permitted in the Overlease

     1.2   Exhibits.
           --------

    The exhibits listed below in this section are incorporated in this Sublease by reference and are to be construed as part of this Sublease:

           EXHIBIT A          Overlease

           EXHIBIT B          Floor Plan of Premises

                                   ARTICLE II

                               PREMISES AND TERM

     2.1  Premises. Subject to and with the benefit of the provisions of this
          --------
Sublease, Sublandlord hereby subleases the Premises to Subtenant, and Subtenant subleases the Premises from Sublandlord.

     The Premises are subleased, and Subtenant accepts the Premises, in their condition "as is" on the Commencement Date. Subtenant shall not make any alterations, changes or structural additions to the Premises except as provided herein and in the Overlease, which requires the Overlandlord's prior written approval to same.

     Sublandlord further grants Subtenant the right to use, as appurtenant to the Premises and in common with Sublandlord, Overlandlord, and all others now or hereafter entitled thereto, (a) such lobbies, reception areas, hallways, stairways, elevators, shipping and receiving areas and common areas in the Building as are necessary for access to and from the Premises, and (b) reasonable employee and guest parking in the parking areas available to Sublandlord under the Overlease.

     2.2  Term.  To have and to hold beginning on the Commencement Date and
          ----
continuing until the Term Expiration Date (the "Term").
                                                ----

                                  ARTICLE III

                                      RENT

     3.1  Monthly Fixed Rent. Subtenant shall pay Sublandlord the Monthly Fixed
          ------------------
Rent in advance on the first calendar day of each month included in the Term; and for any portion of a calendar month at the beginning of or end of the Term, the corresponding fraction of the Monthly Fixed Rent in advance. Notwithstanding the foregoing, provided Subtenant is not in default hereunder, Subtenant shall not pay Monthly Fixed Rent for the first 30 days of the Term.

     3.2  Operating Expenses. Subtenant shall pay as additional rent when due
          ------------------
all costs of electricity furnished to the Premises during the Term and all costs for heating, ventilation and air conditioning furnished to the Premises as Additional Services under the Overlease during the Term. In the event that a check meter is installed to measure electricity usage Subtenant shall pay one-half of the cost of such installation.

     3.3  Payment. All payments of Monthly Fixed Rent and additional rent shall
          -------
be made to Sublandlord at Sublandlord's Address set forth in Section 1.1 or to such other address as Sublandlord may designate by notice to Subtenant from time to time.

                                  ARTICLE IV

                    SUBLANDLORD'S COVENANTS AND WARRANTIES

     4.1  Sublandlord's Obligations. Sublandlord shall make reasonable efforts
          -------------------------
to cause Overlandlord to fulfill its obligations set forth in the Overlease with respect to the Premises.

     4.2  Overlease. The copy of the Overlease attached hereto as Exhibit A is
          ---------                                               ---------
true and accurate. Except as shown as Exhibit A, the Overlease has not been
                                      ---------
modified, amended or terminated and is in full force and effect. Sublandlord is not in default under the Sublease, nor has Sublandlord done or failed to do anything which with notice, the passage of time or both could ripen into a default. To Sublandlord's knowledge, Overlandlord is not in default under any of its obligations under the Overlease.

     4.3  Quiet Enjoyment. Upon payment of the rent and performance of and
          ---------------
compliance with the covenants, terms and conditions upon Subtenant's part to be performed and complied with hereunder, Subtenant shall lawfully, peacefully and quietly have, hold, occupy and enjoy the Premises during the Term without hindrance or molestation by Sublandlord or any persons lawfully claiming by, through or under Sublandlord, subject to the terms and conditions of this Sublease and the Overlease.

                                   ARTICLE V

                             SUBTENANT'S COVENANTS

     Subtenant covenants during the Term and such further time as Subtenant occupies any part of the Premises:

     5.1  Subtenant's Payments. Subtenant shall pay all Monthly Fixed Rent and
          --------------------
additional rent when due. Such additional rent shall include without limitation all cots of electricity furnished to the Premises during the Term and all costs for heating, ventilation and air conditioning furnished to the Premises as Additional Services under the Overlease during the Term.

     5.2  Maintenance and Repair. Subtenant shall keep the Premises in good and
          ----------------------
clean order, repair and condition, excepting only reasonable wear and tear, damage by fire or other casualty and eminent domain takings, and in compliance with the Overlease. Subtenant shall be responsible for arranging for all services and equipment for Subtenant's telephones, faxes, telecopiers, telexes, networking, computers and any other communications equipment and cabling in accordance with the Overlease.

     5.3  Occupancy and Use. Subtenant shall not use the Premises for any uses
          -----------------
other than the Permitted Uses, and shall not make any use of the Premises which is prohibited by any applicable law, ordinance, code, regulation, license, permit, variances or governmental order.

     5.4  Assignment and Subletting. Subtenant shall not assign, transfer,
          -------------------------
mortgage or pledge this Sublease, or sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises, or suffer or permit this Sublease or the leasehold estate hereby created or any other rights arising under this Sublease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Subtenant. Any attempted assignment, transfer, mortgage, pledge, sublease or encumbrance, except for said occupancy by any affiliate, shall be void.

     5.5  Insurance.  Subtenant shall maintain in force during the Term at
          ---------
Subtenant's expense, the insurance coverages in such amounts and with such companies as are required under the Overlease as set forth therein, including without limitation comprehensive general liability insurance, property and casualty insurance with respect to the Premises and all property of Subtenant. Subtenant shall deposit with Sublandlord certificates evidencing such insurance on or before the Commencement Date (or the day of any entry into the Premises by Subtenant if earlier than the Commencement Date).

                                  ARTICLE VI

                              CASUALTY AND TAKING

     6.1  Termination of Overlease. In the event that during the Term, all or
          ------------------------
any part of the Premises, Overleased Premises, Building or Land are destroyed or damaged by fire or other casualty or taken by eminent domain, and either Sublandlord or Overlandlord terminates the Overlease pursuant to its terms because of such damage, destruction or taking, then this Sublease shall likewise terminate on the same date that the Overlease terminates. Sublandlord shall give Subtenant prompt notice of such termination and the date on which it shall occur.

     6.2  Repair and Restoration.  In the event any such damage, destruction or
          ----------------------
taking of the Premises occurs and this Sublease is not terminated pursuant to
Section 6.1 above, then Sublandlord shall use best efforts to cause Overlandlord to repair and restore the Premises as required by the terms of the Overlease. A just proportion of the Monthly Fixed Rent and any additional rent hereunder shall be abated until Overlandlord shall have put the Premises or what may remain thereof into proper condition for use and occupancy, and in the case of a taking which permanently reduces the area of the Premises, a just proportion of such rent shall be abated for the remainder of the Term.

     6.3  Reservation of Award. Any and all rights to receive awards made for
          --------------------
damages to the Premises, Building or Land and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority, are reserved to Sublandlord and Overlandlord. Subtenant hereby releases and assigns to Sublandlord and Overlandlord all Subtenant's rights to such award and covenants to deliver such further assignments and assurances thereof as Sublandlord or Overlandlord may from time to time request. However, Subtenant shall retain the right to pursue a separate award for relocation expenses and damages to its trade fixtures.

                                  ARTICLE VII

                                   OVERLEASE

     7.1  Sublease Subject to Overlease. This Sublease is subject to the
          -----------------------------
Overlease and subject to the consent of Overlandlord and its mortgagee. All rights of Sublandlord under the Overlease with respect to renewals, extensions, expansions, options to lease or purchase, if any, shall continue to be vested solely in Sublandlord, shall not accrue to Subtenant, and Subtenant shall not have any rights with respect thereto.

     7.2  Compliance with Overlease and Indemnity. Subtenant shall at all times
          ---------------------------------------
comply with all regulations, restrictions and conditions applicable to Sublandlord as tenant under the Overlease. Subtenant agrees to indemnify and save harmless Sublandlord from and against any and all liability, damage, penalties, judgments, claims, actions, expenses and costs (including reasonable attorneys' fees) arising from injury to any person or property sustained by anyone in and about the Premises, Building and Land and by reason of any act or omission of Subtenant or its employees, officers, agents, contractors or invitees.

     7.3  Overlandlord's Rights. Overlandlord shall have all rights with respect
          ---------------------
to the Premises which it has reserved to itself as landlord under the Overlease.

     7.4  Termination of Overlease. In the event that Overlandlord terminates
          ------------------------
the Overlease pursuant to its terms or the Overlease otherwise terminates or expires, this Sublease shall likewise and simultaneously terminate.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Notices from One Party to the Other. All notices required or permitted
          -----------------------------------
hereunder shall be in writing and addressed, if to the Subtenant, at Subtenant's Address or such other address as Subtenant shall have last designated by notice in writing to Sublandlord and, if to Sublandlord, at Sublandlord's Address or such other address as Sublandlord shall have last designated by notice in writing to Subtenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, registered or certified mail, return receipt requests, or when delivered to such address by hand.

     8.2  Estoppel Certificate. Upon not less than 20 days prior notice by the
          --------------------
requesting party, either party shall execute, acknowledge and deliver to the other a statement in writing, addressed to such person as the requesting party shall designate, certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications specifying the date and the nature thereof in reasonable detail), (b) the dates to which Monthly Fixed Rent and additional rent have been paid, and (c) that the requesting party is not in default hereunder (or, if in default, specifying the nature of such default in reasonable detail). Any such certificate may be relied upon by the person to which it is addressed as to the facts stated therein.

     8.3  Brokerage. Subtenant and Sublandlord mutually represent and warrant
          ---------
that they have dealt with no broker in connection with this transaction except for Spaulding & Slye (the "Brokers"). Each agrees to defend, indemnify and save
                           -------
the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or agent other than the Brokers, with respect to the indemnifying party's dealings in connection with this Sublease. Sublandlord shall pay the commission due to the Brokers pursuant to the separate agreement.

     8.4  Applicable Law and Construction. This Sublease shall be governed by
          -------------------------------
and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term, covenant, condition or provision of this Sublease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Sublease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties.

     There are no oral or written agreements between Sublandlord and Subtenant affecting this Sublease. This Sublease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Sublandlord and Subtenant.

     The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Sublease.

     Unless repugnant to the context, the words "Sublandlord" and "Subtenant" appearing in this Sublease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant, the obligations imposed by this Sublease upon Subtenant shall be joint and several.

     EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

                              Sublandlord:

                              SECURITY DYNAMICS TECHNOLOGIES, INC.

                              By: /s/ Linda E. Saris
                                  ----------------------------------------
                                  Title:  V.P. Operations

                             Subtenant:

                             VERISIGN, INC.

                             By:  /s/ Dana L. Evans
                                 -----------------------------------------
                                 Title:  CFO

                             CONSENT

     The undersigned, the Trustees of the One Alewife Center Realty Trust, as aforesaid, Overlandlord under the above referenced Overlease, hereby consent to the within Sublease.

     IN WITNESS WHEREOF, the Overlandlord has executed this instrument under seal on the date written above.

Date:  September 18, 1996             /s/ David L. Wightman
       ------------------             ------------------------------------------
                                      David L. Wightman, as Trustee as aforesaid



                                      /s/ David R. Vickery
                                      ------------------------------------------
                                      David R. Vickery, as Trustee as aforesaid

                                   EXHIBIT A
                                   ---------

                               ONE ALEWIFE CENTER
                               ------------------

                                  OFFICE LEASE
                                  ------------

                                 STANDARD FORM
                                 -------------

  THIS LEASE ("Lease") made at Cambridge, Massachusetts, between David L. Wightman and David R. Vickery, as Trustees of ONE ALEWIFE CENTER REALTY TRUST under a Declaration of Trust dated November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry District of the Land Court as Document No. 763134 ("Landlord"), and Security Dynamics, Inc., a ______________________ corporation
  --------
with a principal place of business at 2067 Massachusetts Avenue, Cambridge, Massachusetts 02140 ("Tenant").
                      ------


                              W I T N E S S E T H:
                              --------------------

                                   ARTICLE 1

                         Reference Data and Definitions
                         ------------------------------

     1.01.   Reference Data.
             --------------

LANDLORD'S REPRESENTATIVE:  RVM Management, Inc.

LANDLORD'S ADDRESS (FOR PAYMENT OF RENT):

                         One Alewife Center Realty Trust
                         124 Mount Auburn Street
                         Cambridge, MA  02138-5701

LANDLORD'S ADDRESS (FOR NOTICES AND COMMUNICATIONS):

                         c/o RVM Management, Inc.
                         124 Mount Auburn Street
                         Cambridge, MA  02138-5701

TENANT'S ADDRESS (FOR NOTICE AND BILLING):

                         As stated above prior to the Term Commencement Date; thereafter, the Premises.

TENANT'S REPRESENTATIVE:  Gerald F. Kiley

PREMISES: The southeast quarter of the third floor of the Building shown outlined in red on Exhibit B.

RENTABLE AREA OF PREMISES:  6,681 square feet.
USEABLE AREA OF PREMISES:  5,855 square feet.
RENTABLE AREA OF THE BUILDING:  89,504 square feet.

ESTIMATED TERM COMMENCEMENT DATE:  March 13, 1989.

BASIC RENT COMMENCEMENT DATE: Subject to the second sentence of this paragraph, six months after the Term Commencement Date and, in addition, Basic Rent due under this Lease shall be abated for the first three months of the second Lease Year. In the event a monetary Event of Default occurs or is continuing during either period of abated Basic Rent, Tenant's right to said abated Basic Rent shall be suspended until such time as the Event of Default has been cured. A non-monetary Event of Default shall have no effect on Tenant's right to abated Basic Rent as outlined above.

INITIAL TERM:  5 LEASE YEARS

BASIC RENT:    $25.00 per square foot of Rentable Area per
               year for the first 5 Lease Years.

               $167,025.00 per year

               $13,918.75 per month

ESTIMATED COST OF TAXES AND OPERATING EXPENSES FOR THE FIRST CALENDAR YEAR:
$        *        per month during first Calendar Year.
 ----------------

* See Section 6.01.

INITIAL MONTHLY PAYMENT (Basic Rent plus Tenant's share of Estimated Cost of
                                    ----
Taxes and Operating Expenses over and above the Operating Expense Base and Tax
Base):  $_____________.

TAX BASE:  $3.00 per square foot of Rentable Area of the Building per year.

OPERATING EXPENSE BASE: $3.00 per square foot of Rentable Area of the Building per year.

Note: Payments of Estimated Cost of Taxes and Operating Expenses begin on the Term Commencement Date.

TENANT'S SHARE:  7.46%

SECURITY DEPOSIT: $41,756.25 in the form of a Letter of Credit, in form and substance satisfactory to Landlord, is due upon execution of Lease by Tenant.

GUARANTOR:  N/A

PERMITTED USES: General Office, engineering, research and development, and service related uses consistent with a first class office building.

     1.02.  General Provisions.  For all purposes of this Lease unless otherwise
            ------------------
expressed and provided herein or therein or unless the context otherwise requires:

            (a) The words herein, hereof, hereunder and other words of similar
                          ------  ------  ---------
     import refer to this Lease as a whole and not to any particular article, section or other subdivision of this Lease.

            (b) A pronoun in one gender includes and applies to the other genders as well.

            (c) Each definition stated in Section 1.01 or 1.02 of this Lease applies equally to the singular and the plural forms of the term or expression defined.

            (d) Any reference to a document defined in Section 1.02 of this Lease is to such document as originally executed, or, if modified, amended or supplemented in accordance with the provisions of this Lease, to such document as so modified, amended or supplemented and in effect at the relevant time of reference thereto.

            (e) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

            (f) All references in Section 1.01 hereof are subject to the specific definitions thereof (if any) in Exhibit A attached hereto and made
                                              ---------
     a part hereof.

            (g) Each term or expression set forth in Exhibit A hereto shall have
                                                     ---------
     the meaning stated immediately after it.

            (h) Whenever any opinion, determination, consent, approval or decision is required or permitted to be made by Landlord pursuant to this Lease, such opinion, determination, consent, approval or decision shall be made by Landlord in its sole reasonable judgment and discretion unless expressly set forth to the contrary herein.

                                   ARTICLE 2

                                   PREMISES

     2.01.  Premises.  Landlord hereby leases and lets to Tenant, and Tenant
            --------
hereby takes and hires from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, the Premises subject to the Permitted Exceptions. Landlord reserves the right to relocate within or without the Premises pipes, ducts, vents, flues, conduits, wires and appurtenant fixtures which service other parts of the Building or the Land; provided that such work
                                                       --------
is done in such a manner that it does not unreasonably interfere with Tenant's use of the Premises.

     2.02.  Appurtenances.  Subject to availability and the Rules and
            -------------
Regulations, Tenant may use on a non-exclusive basis the Common Areas and the Land as appurtenant to the Premises for the purposes for which they were designed.

                                   ARTICLE 3

                                     Term
                                     ----

     3.01.  Term Commencement.  The Lease Term shall commence on the Term
            -----------------
Commencement Date. Tenant will execute an agreement acknowledging the Term Commencement Date within 10 days after the occurrence of the Term Commencement Date (Exhibit C).
      ---------

     3.02.  Termination.  The Lease Term shall end on the Lease Termination
            -----------
Date.

     3.03.  Extension Option.  Provided that an Event of Default has not
            ----------------
occurred and is not then continuing, Tenant may extend the term of this Lease beyond the Initial Term for an additional five (5) Lease Years, subject to all of the terms and conditions hereof except the adjustment to Basic Rent as provided in Section 4.02, by delivering written notice to Landlord no less than one hundred eighty (180) days prior to the fifth anniversary of the Term Commencement Date.

                                   ARTICLE 4

                                      Rent
                                      ----

     4.01.  Basic Rent.  Tenant shall pay Landlord for the Premises, without
            ----------
offset or deduction and without previous demand therefor, the Basic Rent as annual rent during each year of the Lease Term. Basic Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Lease Term. The first installment of Basic rent shall be paid on the Basic Rent Commencement Date. Subsequent installments of Basic Rent shall be paid on the first day of very calendar month thereafter. Basic Rent for partial months at the beginning or end of the Lease Term shall be pro-rated and paid on
                                                         ----------
the Basic Rent Commencement Date and the first day of the calendar month in which the Stated Expiration Date is to occur.

     4.02.  Computation of Basic Rent.  The Basic Rent for each of the first
            -------------------------
five (5) Lease Years shall be as stated in Article 1.01 hereof.

     The Basic Rent for the Premises for each Lease Year of the Extension Period shall be an amount determined by multiplying the Basic Rent as stated in
     Article 1.01 hereof by a fraction, the numerator of which shall be 85% of the C.P.I. for the month or other reporting period immediately preceding the fifth anniversary of the Term Commencement Date and the denominator of which shall be the C.P.I. for the month or other reporting period immediately preceding the term Commencement Date.

     Basic Rent so determined shall be exclusive of (and in addition to) amounts due hereunder for Taxes, Operating Expenses, and Estimated Cost of Electrical Service.

     4.03.  Computation of Basic Rent for the Expansion Premises.  The Basic
            ----------------------------------------------------
Rent for the Expansion Premises (provided that Tenant exercises its rights relative to said premises pursuant to Section 25.01) shall be an amount determined by multiplying of the Basic Rent as stated in Article 1.01 hereof by a fraction, the numerator of which shall be 85% of the C.P.I. for the month or other reporting period immediately preceding the Expansion Premises Term Commencement

Date and the denominator of which shall be the C.P.I. for the month or other reporting period immediately preceding the Term Commencement Date.

     Basic Rent so determined shall be exclusive of (and in addition to) amounts due hereunder for Taxes, Operating Expenses and Estimated Cost of Electrical Service.

     4.04.  C.P.I. Change of Reference Period; Substituted Index.  In the event
            ----------------------------------------------------
that the United States Department of Labor changes the base reference period for determining the C.P.I., the rent adjustment shall continue to be calculated with 1967-1969 as the base reference period using such figures or conversion formulas as the United States Department of Labor may publish at the time such base reference period is changed.

     If publication of the C.P.I. shall be discontinued, Landlord shall reasonably designate comparable statistics on the cost of living for the City of Boston, as they shall be computed and published by a Governmental Authority or if such statistics are not published by a Governmental Authority, comparable statistics published by a responsible financial periodical of recognized authority. In the event of use of comparable statistics in place of the C.P.I., there shall be made in the method of computation of Basic Rent such revisions as the circumstances may require to carry out the intent of this Article.

                                   ARTICLE 5

                                Use of Premises
                                ---------------

     5.01.  Use Restricted.  The Premises may be used for the Permitted Use as
            --------------
defined in Article 1.01 and for no other purpose. No improvements may be made in or to the Premises except as otherwise provided in this Lease. Tenant shall comply with any restrictions shown on Exhibit F hereto.
                                      ---------

     5.02.  Parking Area.  Landlord agrees to provide to Tenant within the
            ------------
Parking Area at no cost during the Initial Term of this Lease 20 parking spaces, and to use its best efforts to provide to Tenant an additional 10 parking spaces, solely for the purpose of providing parking for automobiles of invitees, guests, independent contractors, employees or agents of Tenant, but not for the public generally and for no other purpose. Landlord shall have the right to relocate the Parking Area, or portions thereof, to other locations within the Land or on adjacent land, either on grade or in a parking structure. If Tenant exercises its Expansion Option per Section 25.01, an additional 10 parking spaces will be provided by Landlord, at no cost during the Initial Term of this Lease. At such time after the Initial Term as surface parking is no longer available and structured parking is substituted therefor, Tenant shall be allocated its pro rata share of the parking spaces within such structure (determined with respect to all buildings served by such structure), and Tenant agrees to pay at a fair market rate (to be determined at that time but, in any event, not more than the rate charged to other occupants of the Building) for its spaces on a monthly basis. Said fair market rate for structured parking shall be subject to adjustment on an annual basis. The use of the Parking Area shall be regulated and shall be subject to the Rules and Regulations.

                                   ARTICLE 6

                           Taxes; Operating Expenses;
                           --------------------------
                     Estimated Cost of Electrical Services
                     -------------------------------------

     6.01.  Expenses and Taxes.  If with respect to the first Calendar Year
            ------------------
Tenant's Share of (a) Operating Expenses and taxes exceeds the Operating Expense Base and the Tax Base (whether as the result of an increase in rate or assessment or both), and if with respect to any subsequent Calendar Year occurring during the Lease Term, Tenant's Share of (a) Operating Expenses exceeds the Operating Expense Base or (b) taxes exceed the Tax Base (whether as a result of an increase in rate or assessment or both), Tenant shall pay to Landlord the amount of each such excess. Any amount due with respect to this
Section 6.01 shall be due within ten (10) days after receipt by the Tenant of the statement described in Section 6.02 hereof.

     6.02.  Annual Statement of Additional Rent Due.  Within a reasonable time
            ---------------------------------------
after the end of each Calendar Year, Landlord shall render to Tenant a statement, prepared in accordance with generally accepted accounting practices, showing (i) for the Calendar Year just ended (a) Taxes, (b) Operating Expenses and (c) Tenant's obligation under Section 6.01, and (ii) for the then current Calendar Year, an estimate for (a) Operating Expenses (b) Taxes and (c) Tenant's obligation under Section 6.01. Landlord may from time to time send to Tenant during each Calendar Year a revised statement for the then current year, adjusting the previous estimates for Operating Expenses, Taxes, and Tenant's obligation under Section 6.01, and shall include in such revised statement an explanation of such adjustments.

     6.03.  Monthly Payments of Additional Rent.  Tenant shall pay to Landlord
            -----------------------------------
(a) in advance for each calendar month of the Lease Term falling between receipt by Tenant of the statement described in Section 6.02 and receipt by Tenant of the next such statement, as Additional Rent, an amount equal to 1/12/th/ of Tenant's estimated obligation under Section 6.01 shown thereon, and (b) if any such revised statement shall show amounts due from Tenant, Tenant shall pay such amounts in a lump sum within ten (10) days after receipt of the applicable statement. The amount due under this Section 6.03 shall be paid with Tenant's monthly payments of Basic Rent, except that payments under Section 6.03 shall also be due on the Term Commencement Date and the first day of every month between the Term Commencement Date and the Basic Rent Commencement Date, and shall be credited by Landlord to Tenant's obligations under Section 6.01. If the total amount paid hereunder exceeds the amount due under such Section, such excess shall be credited by Landlord against the monthly installments of Additional Rent next falling due or refunded to Tenant upon the expiration or termination of this Lease (unless such termination is the result of an Event of Default). Payment on account of Taxes and Operating Expenses shall commence upon the Term Commencement Date.

     6.04.  Accounting Periods.  Landlord shall have the right from time to time
            ------------------
to change the periods of accounting hereunder to any other annual period than a Calendar Year, and upon any such change, all items referred to in this Article 6 shall be appropriately apportioned. In all statements rendered under Section 6.02, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a statement shall be included therein on the basis of Landlord's estimate and with respect thereof Landlord shall render promptly after determination a supplemental statement and appropriate adjustment shall be made according thereto.

     6.05.  Abatement of Taxes.  Landlord may at any time and from time to time
            ------------------
make application to the appropriate Governmental Authority for an abatement of Taxes. If (i) such an application is successful and (ii) Tenant has made any payment in respect of Taxes pursuant to this Article 6 for the period with respect to which the abatement was granted, Landlord shall (a) deduct from the amount of the abatement all expenses incurred by it in connection with the application, (b) credit to Tenant's account Tenant's Share (adjusted for any period for which Tenant had made a partial payment) of abatement, with interest, if any, paid by the Governmental Authority on such abatement, and (c) retain the balance, if any.

     6.06.  Electric Service; Payment as Additional Rent.  Subject to Section
            --------------------------------------------
8.05, Landlord shall furnish, at Tenant's expense, electricity to the Premises. Landlord shall install, as part of Landlord's Work, check meters to measure the amount of electricity consumed in the Premises. Landlord shall periodically render statements to Tenant (no more frequently than once per month) itemizing the amount of electricity consumed in the Premises during the preceding period and the cost thereof to Landlord, together with reasonable supporting documentation. Tenant shall pay to Landlord, as Additional Rent, within ten
(10) days of its receipt of each such statement, the amount shown thereon as reimbursement to Landlord for the cost of providing such electricity.

                                   ARTICLE 7

                 Improvements, Repairs, Additions, Replacements
                 ----------------------------------------------

     7.01.  Preparation of the Premises.  The Premises shall be constructed as
            ---------------------------
provided in the Work Letter.

     7.02.  Alterations and Improvements.  Tenant shall not make alterations or
            ----------------------------
additions to the Premises except in accordance with plans and specifications therefor first approved in writing by Landlord. Tenant shall not hang shades, curtains, signs, awnings or other materials, attach any materials to or make any change in the appearance of any glass visible from outside of the Premises, add any window treatment of any kind or make improvements or install furniture visible from outside of the Premises, without Landlord's prior written consent. Without limitation, Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which would (a) delay completion of the Premises or the Building, (b) adversely affect the character, outside appearance, value, usefulness, or rentability of the Building or any part thereof, or any of the facilities, equipment or improvements therein, (c) involve any structural changes or weaken or impair (temporarily or permanently) the structure or lessen the value or usable area of the Building or the Land either during the making of any alteration, addition or improvement or upon their completion, (d) require unusual expense on the part of Landlord to readapt the Premises to normal office use upon termination of this Lease or (e) increase
(i) the cost of construction or insurance or (ii) Taxes. All alterations and additions shall be part of the Premises unless and until Landlord shall specify the same for removal at Tenant's expense in a notice delivered to Tenant at the time of Landlord's approval of said alterations and additions. All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by Landlord and shall be performed in such manner as to maintain harmonious labor relations and not to damage the Building, the Land, or the Premises or interfere with the Building operation or the Land operation and, except for installation of furnishings, shall be performed by contractors or workmen first approved in writing by Landlord. Except for work done by or through Landlord, Tenant before its work is started shall: secure all licenses and permits necessary therefor; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; and cause each contractor to carry workmen's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than $300,000-$500,000, and property damage insurance with limits of not less than $100,000 (all such insurance to be written in companies rated "A" by A. M. Best and Company, and approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done in the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and immediately to discharge any such liens which may so attach. All construction work done by Tenant, its agents, employees or independent contractors shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements and the Rules and Regulations. Landlord may inspect such work at any time or times and shall promptly give notice to Tenant of any observed material defects. If any observed material defects are not promptly corrected or if work performance does not conform to the approved plans and specifications, Landlord at its sole option may stop all work from continuing until all defects are cured or all work conforms to the approved plans and specifications.

     7.03.  Maintenance.  Tenant shall, at all times during the Lease Term, and
            -----------
at its own cost and expense, (i) keep and maintain (or cause to be kept and maintained) the Premises in good repair and condition (ordinary wear and tear and damage by fire or casualty only excepted) and (ii) use all reasonable precaution to prevent waste, damage, or injury thereto. Landlord shall maintain the Common Areas of the Building and Building systems as further defined in Schedule A in good condition and working order, the cost of which shall be included in Operating Expenses, except to the extent such repair is required as a result of an act or omission of Tenant, in which case Tenant shall pay the cost of such repair. Landlord shall, at all times during the Lease Term, and at its own cost and expense, maintain and repair structural elements of the Building such as the roof, exterior walls, and floor slabs.

     7.04.  Redelivery.  On the Lease Termination Date, Tenant shall quit and
            ----------
surrender the Premises free and clear of all tenants, occupants, liens, and encumbrances whatsoever except (i) Permitted Exceptions and (ii) encumbrances, restrictions or reservations caused by or consented to by Landlord and Land Lessor. Tenant shall, subject to the provisions of Articles 17 and 18 hereof, surrender the Premises to Landlord broom clean and in good condition and repair (ordinary wear and tear, damage by fire or casualty only excepted) with all damages occasioned by Tenant's removal of Tenant's fixtures or equipment repaired at Tenant's expense to Landlord's reasonable satisfaction.

                                   ARTICLE 8

                               BUILDING SERVICES

     8.01.  Building Services.  Landlord shall furnish, or cause to be
            -----------------
furnished, during the Lease Term the Basic Services.

     8.02.  Other Janitors.  No persons shall be employed by Tenant to do
            --------------
janitorial work in the Premises and no persons other than the janitors of the Building shall clean the Premises unless Landlord shall give its written consent thereto. Any person employed by Tenant with Landlord's consent to do janitorial work shall, while in the Building, either inside or outside the Premises, be subject to and under the control and direction of the Landlord's Representative (but not as agent or servant of said Landlord's Representative).

     8.03.  Additional Services.  Tenant will pay Landlord a reasonable charge
            -------------------
for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant and for any Additional Services rendered at the request of Tenant. If the cost of cleaning the Premises shall be increased due to the installation in the Premises, at Tenant's request, of any unique or special materials, finish, or equipment, Tenant shall pay the Landlord an amount equal to such increase in cost. All charges for Additional Services shall be Additional Rent and shall be due and payable within ten (10) days of the date on which they are billed.

     8.04.  Limitations on Landlord's Liability.  Landlord shall not be liable
            -----------------------------------
in damages, nor in default hereunder, for any failure or delay in furnishing any of the Basic Services or Additional Services when such failure or delay is occasioned by Force Majeure or by the act or Default of Tenant. No such failure or delay shall be held or pleaded as an eviction or disturbance in any manner whatsoever of Tenant's possession or give Tenant any right to terminate this Lease or give rise to any claim for set-off or any abatement of Rent or of any of Tenant's obligations under this Lease.

     8.05.  Electric Service.  Subject to Section 6.06 Landlord shall furnish
            ----------------
electrical energy required for lighting the Premises and operating Tenant's office equipment used in the Premises. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (1) Landlord shall give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord shall permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to use (in common with others) the existing feeders, risers, wiring, and other electrical facilities serving the Premises for such purpose to the extent they are suitable and safely capable; (3) Landlord shall pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and pay for such other installations as such public utility may require, as a condition to providing comparable electrical service to Tenant unless Landlord is required to discontinue the furnishing of electrical energy, in which event all of the costs and charges set forth in this clause (3) shall be paid by Tenant; (4) Tenant's obligations under Section 6.06 shall end; and (5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

                                   ARTICLE 9

                         TENANT'S PARTICULAR COVENANTS

     9.01.  Pay Rent.  Tenant shall pay when due all Rent and all charges for
            --------
utility services rendered to the Premises not included in Rent and, as further Additional Rent, all charges of Landlord for Additional Services.

     9.02.  Occupancy of the Premises.  Tenant shall occupy the Premises
            -------------------------
continuously from the Term Commencement Date for the Permitted Uses only.
Tenant shall not (i) injure or deface
the Premises or the Building (ii) install any sign in or on any window, demising wall, corridor, elevator foyer, or Common Area, (iii) permit in the Premises any inflammable fluids or chemicals not reasonably related to the Permitted Uses, nor (iv) permit any nuisance or any use thereof which is improper, offensive, contrary to any Legal Requirement or Insurance Requirement or liable to render necessary any alteration or addition to the Building.

     9.03.  Rules and Regulations.  Tenant shall not obstruct in any manner any
            ---------------------
portion of the Building or the Land. Tenant will comply with all Rules and Regulations. Landlord, upon giving notice to the Tenant, has the right at any time to add, delete or reasonably change the Rules and Regulations.

     9.04.  Safety.  Tenant shall keep the Premises equipped with all safety
            ------
appliances required by Legal Requirements or Insurance Requirements because of any use made by Tenant. Tenant shall procure all Authorizations so required because of such use and, if requested by Landlord, shall do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Permitted Uses.

     9.05.  Equipment.  Tenant shall not place a load upon the floor of the
            ---------
Premises exceeding the live load for which the floor has been designed (70psi); and shall not move any safe or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant shall isolate and maintain all of Tenant's business machines and mechanical equipment which cause or may cause airborne or structure-borne vibration or noise, whether or not it may be transmitted to any other Premises, so as to eliminate such vibration or noise.

     9.06.  Electrical Equipment.  Tenant shall not, without prior written
            --------------------
notice to Landlord in each instance (i) connect to the Building electric distribution system anything other than normal office equipment or (ii) operate such equipment on a regular basis beyond normal Building operating hours. Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the Premises. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances, or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of the Premises.

     9.07.  Pay Taxes.  Tenant shall pay promptly when due all Taxes upon
            ---------
personal property (including, without limitation, fixtures, and equipment) in the Premises to whomsoever assessed.

                                   ARTICLE 10

                        Requirements of Public Authority
                        --------------------------------

     10.01.  Legal Requirements.  Tenant shall, at its own cost and expense,
             ------------------
promptly observe and comply with all Legal Requirements pertaining to the Premises. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this
Article 10.

     10.02.  Contests.  Tenant shall have the right to contest by appropriate
             --------
legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required), without cost, expense, liability, or damage to Landlord, the validity or application of any Legal Requirement and, if compliance with any of the terms of any such Legal Requirement may legally be delayed pending the prosecution of any such proceeding, Tenant may delay such compliance therewith until the final determination of such proceeding, provided in each case that: (a) Landlord shall not be subject to civil or criminal penalty or to prosecution for a crime, nor shall the Land, the Building, or any equipment and improvements therein or any part thereof be subject to being condemned or vacated, or subject to any lien or encumbrance, by reason of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord the bond of a surety company satisfactory to Landlord, in form and substance satisfactory to Landlord and in an amount equal to one hundred percent (100%) of the cost of such compliance (as estimated by Landlord) and shall indemnify Landlord against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance; (c) such non-compliance or contest shall not constitute or result in any violation of the Mortgage, the Land Lease, any Future Mortgage, or any Future Land Lease, or if the Mortgagee, the Land Lessor, any Future Land Lessor, or any Future Mortgagee shall condition such non-compliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord and, if required or requested, the Land Lessor, the Mortgagee, any Future Mortgagee, or any Future Land Lessor regularly advised as to the status of such proceedings in good faith. Landlord shall be deemed subject to prosecution for a crime if Landlord, the Land Lessor, the Mortgagee, any Future Land Lessor or any Future Mortgagee or any of their officers, directors, partners, shareholders, agents or employees, is charged with a crime of any kind whatever unless such charge is withdrawn five (5) days before such party is required to plead or answer thereto. This Section 10.02 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 11

                             COVENANT AGAINST LIENS

     11.01.  Mechanics Liens.  Landlord's right, title and interest in the
             ---------------
Premises or the Land or the Building shall not be subject to or liable for liens of mechanics or materialmen for work done on behalf of tenant in connection with improvements to the Premises. Notwithstanding such restriction, if because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for payment of money shall be filed against any portion of the Premises or the Land or the Building, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within fifteen (15) days after the filing thereof. Landlord acknowledges responsibility for the discharge of all mechanic's liens and other liens charged against the Premises in connection with the initial preparation of the Premises as provided in the Work Letter.

     11.02.  Right to Discharge.  Without otherwise limiting any other remedy of
             ------------------
Landlord for default hereunder, if Tenant shall fail to cause such liens to be discharged of record or bonded within the aforesaid fifteen (15) day period, then Landlord shall have the right to cause the same to be discharged. All amounts (including reasonable attorneys' fees) paid by Landlord to cause such liens to be discharged shall constitute Additional Rent, payable immediately upon demand by Landlord.

                                   ARTICLE 12

                               ACCESS TO PREMISES

     12.01.  Access.  Landlord or Landlord's agents and designees shall have the
             ------
right, but not the obligation, to enter upon the Premises at all reasonable times and, in the case of an emergency, at any time to examine same, make any repairs, which Landlord deems necessary (Tenant will be responsible for the cost of the repairs made by Landlord which are Tenant's responsibility under this Lease; Landlord shall bill Tenant for these repairs, and Tenant agrees to pay all such bills within 30 days of receipt) and to exhibit the Premises to prospective purchasers, mortgagees, and tenants, but in the latter case only during ordinary business hours and only during the last six (6) months of the Lease Term. Landlord agrees to provide Tenant with reasonable notice, when possible, before entering the Premises.

                                   ARTICLE 13

                           ASSIGNMENT AND SUBLETTING:
                             OCCUPANCY ARRANGEMENTS

     13.01.  Subletting and Assignment.  Subject to Exhibit F to this Lease,
             -------------------------              ---------
Tenant shall not (either voluntarily or by operation of law) enter (nor may Landlord cause, suffer or permit Tenant to enter) into a Prohibited Occupancy Arrangement, and any Prohibited Occupancy Arrangement shall be absolutely void and ineffective for any purpose. Tenant shall not enter into any other Occupancy Arrangement, either voluntarily or by operation of law, without the prior written consent of Landlord which consent shall not be unreasonably withheld.

     Subject to Exhibit F to this Lease, if Tenant intends to enter into an
                ---------
Occupancy Arrangement which requires Landlord's consent, Tenant shall so notify Landlord in writing, stating the name of (and a financial statement with respect to) the Person with whom Tenant intends to enter into such Arrangement, the exact terms of the Arrangement and a precise description of the portion of the Premises intended to be subject thereto. Within thirty (30) days of receipt of such writing, Landlord shall (i) withhold its consent to such Occupancy Arrangement, (ii) consent to such Occupancy Arrangement, or (iii) terminate this Lease with respect to so much of the Premises as is intended to be subject thereto. Landlord consent shall not be unreasonably withheld to such Occupancy Arrangement.

     If the Landlord consents to such Occupancy Arrangement, Tenant shall (i) enter into such Arrangement on the exact terms described to Landlord within fourteen (14) days of Landlord's consent and deliver to Landlord, to Land Lessor, and to the Mortgagee an executed original counterpart of such Occupancy Arrangement and (ii) remain liable for the payment and performance of the terms and covenants of this Lease. If Tenant enters into such an Arrangement, Tenant shall pay to Landlord when received the excess, if any, of amounts received in respect of such Occupancy Arrangement over the Rent. Any consent by Landlord to an Occupancy Agreement shall be subject to and require the prior written consent of the Mortgagee and, if required by the Land Lease, the Land Lessor.

     If Landlord terminates this Lease, all Rent due shall be adjusted as of the day the Premises (or portion thereof) are redelivered to Landlord. Any portion of the Premises so redelivered shall be in the condition specified in Section
7.04 hereof.

     Notwithstanding anything contained herein to the contrary, Tenant shall have the absolute right, without Landlord's consent, to assign this Lease to or sublet the Premises to any corporation of which at the time Tenant shall be a subsidiary, (herein, a corporation owning 50% or more of stock of Tenant), or to any subsidiary of a corporation of which at the time Tenant shall be a subsidiary or to any corporation or entity acquiring all or substantially all of the stock or assets of Tenant or to any corporation which at the time is a subsidiary of the Tenant (herein, a corporation in which the Tenant owns 50% or more of stock of such corporation).

                                   ARTICLE 14

                                   INDEMNITY

     14.01.  Tenant's Indemnity.  To the fullest extent permitted by law, Tenant
             ------------------
shall indemnify and save harmless Landlord and Land Lessor from and against any and all liabilities, damages, penalties, and judgments and from and against any claims, actions, proceedings, and expenses and costs in connection therewith, including reasonable counsel fees, arising from injury to person or property sustained by anyone in and about the Premises, or the Building or the Land resulting from any act or omission of Tenant, or Tenant's officers, agents, servants, employees, contractors, sublessees, or invitees. Tenant shall, at its own cost and expense, defend (with counsel first approved by Landlord) any and all suits or actions (just or unjust) in which Landlord or the Land Lessor may be impleaded with others upon any such above-mentioned matter, claim or claims, except as may result from the acts as set forth in Section 14.02. All merchandise, furniture, fixtures, and property of every kind, nature, and description of Tenant or Tenant's employees, agents, contractors, invitees, visitors, or guests which may be in or upon the Premises, the Land or the Building during the Lease Term shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be damaged, destroyed, stolen, or removed by reason of any cause of reason whatsoever, other than the negligence or willful default of Landlord, no part of said damage or loss shall be charged to or borne by Landlord.

     14.02.  Landlord's Liability.  Except for its intentional acts or gross
             --------------------
negligence or the intentional acts or gross negligence of its officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings, or improvements, or to any person or persons, at any time in the Premises or the Building or the Land, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, invitees, customers, or sublessees.

                                   ARTICLE 15

                                   INSURANCE

     15.01.  Liability Insurance.  Tenant shall provide or cause to be provided
             -------------------
at its expense, and keep in force during the Lease Term: (i) comprehensive general liability insurance (containing a broad form Liability Extension Endorsement) in a good and solvent insurance company or companies licensed to do business in the Commonwealth of Massachusetts, whose rating is at least an A by
A. M. Best selected by Tenant, and reasonably satisfactory to Landlord, and in an amount reasonably required by Landlord but in any event not less than Two Million Dollars ($2,000,000.00) with respect to injury or death to any one person and Two Million Dollars ($2,000,000.00) with respect to injury or death to more than one person in any one accident or other occurrence and Five Hundred Thousand Dollars ($500,000.00) with respect to damages to property; and (ii) workers' compensation and employers' liability insurance with statutory limits covering all of Tenant's employees on the Premises.

     15.02.  General.  All insurance policies required by this Article 15 shall
             -------
include Landlord, Land Lessor, the Mortgagee, Landlord's Representative, and any Future Mortgagee as additional named insureds. Tenant agrees to deliver an original certificate of insurance to Landlord as of the date hereof and thereafter not less than thirty (30) days prior to the expiration of any such policy. Such insurance shall not be cancelable without thirty (30) days' prior written notice to Landlord.

     15.03.  Casualty Insurance.  Tenant shall cause its improvements and
             ------------------
betterments to the Premises, but excluding the improvements and betterments relating to the preparation of the Premises in accordance with the Work Letter, to be insured for the benefit of Landlord, Tenant, Land Lessor, the Mortgagee, and any Future Mortgagee as their respective interests may appear, by "All Risk" type coverage in an amount equal to the greater of (i) the replacement cost thereof, if insurance in such amount is available, or (ii) the amount necessary to avoid the effect of co-insurance provisions of the applicable policies. In addition, Tenant shall obtain the following endorsements to such policy: (i) Agreed Amount and (ii) an Inflation Guard Endorsement with an annual percentage of at least 1.50%. Certificates thereof shall be delivered to Landlord. Landlord shall, at Tenant's cost and expense, cooperate fully with Tenant and execute any and all consents and other instruments and take all other actions necessary to obtain the largest possible recovery. Landlord shall not carry any insurance concurrent in coverage and contributing in the event of loss with any insurance required to be furnished by Tenant hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

                                   ARTICLE 16

                             WAIVER OF SUBROGATION

     16.01.  Waiver of Subrogation.  All insurance policies carried by either
             ---------------------
party covering the Premises, including but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer to make any claim against the other party or against the Land Lessor. The parties hereto agree that their policies will include such waiver clause or endorsement.

     16.02.  Waiver of Rights.  Landlord and Tenant each hereby waive all
             ----------------
claims, causes of action, and rights of recovery against the other and against the Land Lessor and their respective partners, agents, officers, and employees, for any damage to or destruction of persons, property, or business which shall occur on or about the Premises and shall result from any of the perils insured under any and all policies of insurance maintained by Landlord and Tenant, regardless of cause, including the negligence and intentional wrongdoing of either party and their respective agents, officers, and employees but only to the extent of recovery, if any, under such policy or policies of insurance; provided, however, that this waiver shall be null and void to the extent that any such insurance shall be invalidated by reason of this waiver.

                                   ARTICLE 17

                             DAMAGE OR DESTRUCTION

     17.01.  Substantial Damage.  If the Building or any part thereof shall be
             ------------------
damaged by fire or other casualty to the extent that substantial alteration or reconstruction of the Building shall, in Landlord's sole reasonable opinion, be required (whether or not the Premises shall have been damaged) or if as a result the Mortgagee or any Future Mortgagee requires that Proceeds payable be used to retire any mortgage debt, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If this Lease is so terminated, Rent shall be abated as of the date of such damage.

     17.02.  Restoration.  If Landlord does not terminate this Lease pursuant to
             -----------
Section 17.01, Landlord shall, within seventy-five (75) days after receipt of Landlord of the Proceeds payable in respect of such fire or other casualty, proceed with reasonable diligence to repair and restore the Building (subject to Force Majeure) to substantially the same condition in which it was immediately prior to the occurrence of the casualty to the extent of Landlord's Work and the value of Landlord's Contribution. Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture, furnishings or fixtures or equipment, whether same were installed or constructed pursuant to the Working Drawings or thereafter (collectively, "Improvements"). Tenant shall be
                                       ------------
obligated to rebuild, repair and replace all damaged Tenant's Leasehold Improvements. Landlord's obligation to restore the Building or the portion of the Premises damaged by such casualty shall not require Landlord to spend an amount in excess of the Proceeds actually received by Landlord and allocable thereto. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy.

                                   ARTICLE 18

                                 EMINENT DOMAIN

     18.01.  Total Taking.  If the Premises or the Building should be the
             ------------
subject of a Total Taking, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority.

     18.02.  Partial Taking.  If there occurs a Partial Taking, Landlord
             --------------
(whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If upon any such Partial Taking this Lease is not terminated, Rent shall be abated by an amount representing that part of the Rent properly allocable to the portion of the Premises so taken and Landlord shall, at Landlord's sole expense, restore and reconstruct the Building and the Premises to substantially their former condition to the extent that the same, in Landlord's judgment, may be feasible, but such work shall not exceed the scope of Landlord's Work and the value of Landlord's Contribution (as such terms are defined in the Work Letter). In no event shall Landlord be required to spend an amount to restore or reconstruct the portion of the Premises unaffected by the Partial Taking in excess of the net amount (after expenses of collection) of the Proceeds received by Landlord as compensation awarded upon a Taking.

     18.03.  Awards and Proceeds.  All Proceeds payable in respect of a Taking
             -------------------
shall be the property of Landlord. Tenant hereby assigns to Landlord all rights of Tenant in or to such Proceeds, provided that Tenant shall be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures but only if such a separate award will not diminish the amount of the Proceeds payable to Landlord. Tenant shall receive all proceeds payable in respect of a Taking to the extent the proceeds payable are clearly identified, by the condemning authority, as belonging to Tenant.

                                   ARTICLE 19

                                QUIET ENJOYMENT

     19.01.  Landlord's Covenant.  Provided that an Event of Default has not
             -------------------
occurred and is not then continuing, Tenant shall, subject to the Permitted Exceptions, quietly have and enjoy the Premises during the Lease Term, without hindrance or molestation from any Person lawfully claiming by, through, or under Landlord.

     19.02.  Subordination.  This Lease is and shall be subject and subordinate
             -------------
to (i) the Land Lease, (ii) the Mortgage, (iii) any Future Land Lease and (iv) any Future Mortgage, and to each advance made or hereafter to be made under the Mortgage or any Future Mortgage. This Section 19.02 shall be self-operative and not further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate, in recordable form, that Landlord, the Land Lessor, the Mortgagee, any Future Land Lessor or any Future Mortgagee may request.

     19.03.  Notice to Mortgagee and Land Lessor.  No act or failure to act on
             -----------------------------------
the part of Landlord which would entitle Tenant under the terms of this Lease or by law to be relieved to Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given notice of Landlord's act or failure to act to the Land Lessor, the Mortgagee, any Future Land Lessor, and any Future Mortgagee specifying the act or failure to act on the part of the Landlord which could or would give basis to Tenant's rights; and
(ii) Land Lessor, the Mortgagee, any Future Land Lessor and any Future Mortgagee, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter; but nothing contained in this Section 19.03 shall be deemed to impose any obligation on the Land Lessor, the Mortgagee, any Future Land Lessor or any Future Mortgagee to correct or cure any such condition. "Reasonable time" as used above shall mean a period of not less than thirty (30) Business Days and shall include (but not be limited to) a reasonable time to obtain possession of the premises leased to Landlord by Land Lessor pursuant to the Land Lease of the Land Lessor, the Mortgagee, any Future Land Lessor, or any Future Mortgagee, as the case may be, elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

     19.04.  Other Provisions Regarding Mortgagees.  If this Lease or the Rent
             -------------------------------------
due hereunder is assigned to the Mortgagee or any Future Mortgagee as collateral security for a loan, neither the Mortgagee nor any Future Mortgagee, as the case may be, shall be deemed to have assumed any of Landlord's obligations hereunder solely as a result of said assignment. Either the Mortgagee or any Future Mortgagee to whom this Lease has been so assigned shall be deemed to have assumed such obligations only if (i) by the terms of the instrument of assignment the Mortgagee or any Future Mortgagee, as the case may be, specifically elects to assume such obligations or

(ii) the Mortgagee or any Future Mortgagee, as the case may be, have (a) foreclosed its mortgage, (b) accepted a deed in lieu thereof, or (c) taken possession of the Premises by entry or otherwise. Even if the Mortgagee or any Future Mortgagee, as the case may be, so assumes the obligations of Landlord hereunder, (i) any such obligation under Section 24.01 to return the Security Deposit to the Tenant shall be limited to the amount actually received by the Mortgagee or any Future Mortgagee, as the case may be, with respect thereto, and
(ii) the Mortgagee or any Future Mortgagee, as the case may be, will be liable for breaches of any of Landlord's obligations hereunder only to the extent such breaches occur during the period of ownership by the Mortgagee or any Future Mortgagee, as the case may be, after foreclosure (or any conveyance by a deed in lieu thereof), all as set forth in Section 26.11 hereof.

     19.05.  Attornment; Further Provisions Regarding the Land Lessor.  Tenant
             --------------------------------------------------------
agrees to attorn to Land Lessor in the event Land Lessor requests such attornment at any time prior to the expiration of ninety days after the Tenant has given notice to Land Lessor that this Lease has been terminated by the exercise by Land Lessor of a remedy under the Land Lease and that Tenant no longer wishes to comply with the provisions of this Lease. If the Land Lessor or any Future Land Lessor succeeds to the interest of Landlord, in no event shall Land Lessor or any Future Land Lessor be liable for any act or omission of Landlord, liable for the return of the Security Deposit, if any, subject to any offsets or defenses which Tenant may have against Landlord, bound by any Rent which Tenant might have prepaid for more than the current month, or bound by any amendment or modification of this Lease made without Land Lessor's or any Future Land Lessor's written consent.

                                   ARTICLE 20

                          Defaults; Events of Default
                          ---------------------------

     20.01.  Defaults.  The following shall, if any requirement for notice or
             --------
lapse of time or both has not been met, constitute Defaults, and, if such conditions have been met, constitute Events of Default hereafter:

             (1) The occurrence of any event set forth in Article 21 hereof;

             (2) Subject to Section 20.01(5) below, the failure of Tenant to pay Rent (or any other payment due to Landlord under this Lease) when the same shall be due and payable and the continuance of such failure for a period of 10 days after receipt by Tenant of notice in writing from Landlord specifying such failure; or

             (3) The failure of Tenant to observe any covenant made by it in Sections 5.01, 7.01, 9.03, 13.01, 15.01, 15.02, and 15.03 hereof; or

             (4) The failure of Tenant to keep, observe, or perform any of the other covenants, conditions, and agreements herein contained on Tenant's part to be kept, observed, or performed and the continuance of such failure without the curing of same for a period of 30 days after receipt by Tenant of notice in writing from Landlord specifying in reasonable detail the nature of such failure; or

             (5) If Tenant shall default in the timely payment of Rent more than one time in any period of twelve (12) months during the Term hereunder, then, notwithstanding that such defaults shall have each been cured within the applicable period, then any similar default shall be deemed to be deliberate and Landlord may thereafter serve a notice of termination upon Tenant without affording to Tenant an opportunity to cure such default.

     20.02.  Tenant's Best Efforts; Service Charge.  Subject to Section 20.01,
             -------------------------------------
in the event that the Default of which Landlord gives notice is of such a nature that it cannot be cured upon receipt of notice from Landlord, then such Default shall not be deemed to continue so long as Tenant, after receiving such notice, proceeds to cure the Default as soon as reasonably possible and continues to take all steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. No Default shall be deemed to continue if and so long as tenant shall be so proceeding to cure the same in good faith or be delayed in or prevented from curing the same by reason of Force Majeure. If any default described in this Article 20 requires written notice from Landlord to Tenant, Tenant shall pay to Landlord, in addition to all other costs and expenses, the sum of $250 as a service charge for each such notice of default. Landlord shall agree to waive the $250 service charge for the first two notices given by Landlord to Tenant in each Lease Year.

                                   ARTICLE 21

                                   Insolvency
                                   ----------

     21.01.  Insolvency.  If (1) there occurs with respect to Tenant an
             ----------
Insolvency or (2) any execution or attachment is issued against Tenant or any of its property and as a result thereof the Premises are taken or occupied by some Person other than the Tenant, except as may herein be permitted, then an Event of Default hereunder shall be deemed to have occurred so that the provisions of
Article 22 hereof shall become effective and Landlord shall have the rights and remedies provided for therein.

                                   ARTICLE 22

                    Landlord's Remedies; Damages on Default
                    ---------------------------------------

     22.01.  Landlord's Remedies.  If an Event of Default shall occur, Landlord
             -------------------
may, at its option, give to Tenant a notice terminating this Lease upon a date specified in such notice, which date shall be not less than ten (10) Business Days after the date of receipt by Tenant of such notice from Landlord, and upon the date specified in said notice, the term and estate hereby vested in Tenant shall cease and any and all other right, title, and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire Lease Term had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

     If such Event of Default results from Tenant's failure to pay Tenant's Cost as required by the Work Letter, Landlord may, at its option, in addition to or in lieu of the other remedies available to Landlord, refuse Tenant access to the Premises. In such event the Term Commencement Date shall be the earlier of (i) the date determined in accordance with paragraph 3 of the Work Letter or (ii) the Substantial Completion Date.

     If such Event of Default results from Tenant's failure to pay a charge for an Additional Service pursuant to Section 8.03 hereof, Landlord may, without further notice to Tenant, discontinue any or all of such Additional Services.

     If an Event of Default shall occur and is continuing, Landlord shall be relieved of its undertakings under Article 13 hereof.

     22.02.  Surrender.  Upon termination of this Lease as the result of an
             ---------
Event of Default, Tenant shall quit and peacefully surrender the Premises to Landlord. Landlord, upon or at any time after any such termination, may without further notice, enter the Premises and possess itself thereof by summary proceedings or otherwise, and may dispossess Tenant and remove Tenant and all other Persons and property from the Premises and may have, hold and enjoy the Premises and the right to receive all rental income of and from the same.

     22.03.  Right to Relet.  At any time or from time to time after any such
             --------------
termination, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less then the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

     22.04.  Survival of Covenants.  No such termination of this Lease shall
             ---------------------
relieve Tenant of its liability and obligations under this Lease and such liability and obligations shall survive any such termination. Tenant shall indemnify and hold Landlord harmless from all loss, cost, expense, damage, or liability arising out or in connection with such termination.

     22.05.  Damages.  Upon such termination, Tenant shall pay to the Landlord
             -------
the Rent up to the time of such termination. Tenant shall also pay Landlord monthly on the days on which Basic Rent would have been payable, as damages for Tenant's default, the amount by which:

             (1) the amount of Rent which would be payable under this Lease by Tenant if this Lease were still in effect, exceeds

             (2) the net proceeds of any reletting, after deduction of all Landlord's reasonable reletting expenses, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs, and expenses for preparation for such reletting.

     At any time after such termination, whether or not Landlord shall have collected any monthly difference as aforesaid, Landlord shall be entitled to recover from Tenant on demand, as and for liquidated and agreed damages for Tenant's Default, the difference between

             (1) the aggregated Rent which would have been payable under this Lease by Tenant from the date of such termination until the Stated Expiration Date, less
                      ----

             (2) the fair and reasonable rental value of the Premises for the same period less Landlord's reasonable estimate of expenses to be incurred in connection with reletting the Premises, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting.

     If the Premises or any part thereof are relet by the Landlord before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie
                                                                   -----------
the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

     Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute and or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     22.06.  Right to Equitable Relief.  In the event there shall occur a
             -------------------------
Default or threatened Default, Landlord shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right and remedy allow at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

     22.07.  Right to Self Help.  If an Event of Default shall occur and be
             ------------------
continuing, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such Default. In performing such obligation, Landlord may make any payment of money or perform any other act. The aggregate of (i) all sums so paid by Landlord (ii) interest (at the rate of 1 1/2% per month or the highest rate permitted by law, whichever is less) on such sum, and
(iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Rent under this Lease and shall be payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

     22.08.  Further Remedies.  Upon any termination of this Lease pursuant to
             ----------------
Section 22.01, or at any time thereafter, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, re-enter the Premises, and recover possession thereof and may dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statutes; but Tenant in such case shall remain liable to Landlord as hereinbefore provided.

                                   ARTICLE 23

                                    Waivers
                                    -------

     23.01.  No Waivers.  Failure of Landlord or Tenant to complain of any act
             ----------
or omission on the part of the other party no matter how long the same may continue, shall not be deemed to be a waiver by either party of any of its rights hereunder. No waiver by either party at any time, expressed or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a partial payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy.

                                   ARTICLE 24

                                Security Deposit
                                ----------------

     24.01.  Security Deposit.  Tenant has deposited the Security Deposit with
             ----------------
Landlord. Landlord shall hold the Security Deposit as security for the full and faithful payment or performance by Tenant of its obligations under this Lease and not as a prepayment of Rent. Landlord may commingle the Security Deposit with other funds of Landlord but shall not be liable to Tenant for the payment of interest thereon or profits therefrom. Landlord may expended such amounts from the Security Deposit as may be necessary to cure any Default and, in such case, Tenant shall pay to Landlord the amount so expended, on demand. Landlord may assign the Security Deposit to any subsequent owner of the Building and thereafter Landlord shall have no further liability to Tenant with respect thereto. As soon as reasonably practicable after the Lease Termination Date, Landlord shall (i) inspect the Premises, (ii) make such payments from the Security Deposit as may be required to cure any outstanding Events of Defaults,
(iii) make such payments from the Security Deposit as may be required per
Section 7.08, and (iv) pay the balance of the Security Deposit to Tenant.

                                   ARTICLE 25

                                Option to Expand
                                ----------------

     25.01.  Expansion Option.  Provided that an Event of Default has not
             ----------------
occurred and is not then continuing, Tenant shall have the option to take subject to this Lease the Expansion Premises for a period commencing on the Expansion Premises Term Commencement Date and ending on the Lease Termination Date, subject to all the terms and conditions hereof, by delivering written notice to Landlord no less than one hundred eighty (180) days prior to the Expansion Premises Term Commencement Date. Tenant shall pay as Basic Rent for the Expansion Premises for the period commencing on the Expansion Premises Term Commencement Date and ending on the day prior to the fifth anniversary of the Term Commencement Date an amount to be determined in accordance with Section 4.03.

     25.02.  Further Expansion Option.  Provided that an Event of Default has
             ------------------------
not occurred and is not then continuing, and subject to contiguous space of not less than the same desired area not being available in the Building, and further subject to availability of the space desired by Tenant in another building in Alewife Center, Tenant shall have the option to lease not less than 15,000 square feet in another building, at Alewife Center (the Further Expansion Premises), at the office rent, parking rent and tenant work letter then being offered, by delivering written notice to Landlord no less than one hundred eighty (180) days prior to the desired Term Commencement Date for the Further Expansion Premises. In the event this Further Expansion Option is exercised, this Lease shall be terminated as of the Term Commencement Date for the Further Expansion Premises.

     25.03.  Notice of Available Space.  Landlord agrees to give Tenant notice
             -------------------------
during the Initial Term of this Lease of any space becoming available for occupancy within the Building after the initial occupying of such space.

                                   ARTICLE 26

                               General Provisions
                               ------------------

     26.01.  Late Payment of Rent.  If any installment of Basic Rent or any
             --------------------
payment of Additional Rent is paid more than five days after the date the same was due, it shall bear interest from the due date until paid in full at the lesser of (i) 18% per annum or (ii) the highest rate permitted by law.

     26.02.  Force Majeure.  In the event that Landlord or Tenant shall be
             -------------
delayed, hindered in or prevented from the performance of any act required hereunder by reason of Force Majeure, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     26.03.  Notices and Communications.  All notices, demands, requests and
             --------------------------
other communications provided for or permitted under this Lease shall be in writing, either delivered by hand or sent by registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

             (a) if to Landlord at the address stated in Section 1.01 hereof, or at such other address as Landlord shall have designated in writing to Tenant and to such Persons as Landlord shall have designated in writing to Tenant; or

             (b) if to Tenant at the address stated in Section 1.01 hereof, or at such other address as Tenant shall have designated in writing to Landlord, with a copy to such Persons as Tenant shall have designated in writing to Landlord; or

             (c) if to the Land Lessor address it to Alewife Land Corporation, c/o W. R. Grace & Co., 62 Whittemore Avenue, Cambridge, Massachusetts,
     Attention: O. Mario Favorito, Esquire, or to such other address as the Land Lessor shall have give to Tenant or Landlord; or

             (d) if to the Mortgagee, address it to:

     Any notice provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such notice is mailed by first-class registered or certified mail, in which case it shall be deemed to be received on the earlier of (i) the third Business Day following the mailing thereof or (ii) the day of its receipt, if a Business Day, or the next succeeding Business Day.

     26.04.  Certificates, Estoppel Letter.  Either party shall, without charge,
             -----------------------------
at any time and from time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to the Mortgagee or any Future Mortgagee or purchaser, or proposed Future Mortgagee or proposed purchaser, or any other Person specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment, (b) as to the validity and force and effect of this Lease, in accordance with its tenor as then constituted, (c) as to the existence of any Default or Event of Default, (d) as to the existence of any offsets, counterclaims or defenses thereto on the part of such other party,
(e) as to the Term Commencement Date and Stated Expiration Date, (f) as to the amount or Rent due and payable and the date to which such Rent has been paid,
(g) the amount of the security deposit forwarded to Landlord and (h) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

     Tenant shall in addition, within 5 Business Days of the Term Commencement Date, execute and deliver to Landlord a tenant estoppel letter substantially in the form attached hereto as Exhibit D.
                            ---------

     26.05.  Renewal.  If this Lease is renewed or extended, the provisions of
             -------
the Work Letter shall not apply.

     26.06.  Right to Relocate.  Landlord may, at its option, upon not less than
             -----------------
sixty (60) Business Days prior written notice to Tenant, relocate Tenant (effective as of the date specified in the notice) to other space in the Building of approximately the same Rentable Area, provided that the Landlord shall place the other space in substantially the same condition, quality, buildout and features as the Premises are then in and shall pay all costs associated with such move. In such an event (i) the other space shall be substituted for the Premises hereunder, (ii) the terms and provisions of this Lease shall remain in full force and effect and (iii) Tenant shall (a) relocate as requested by Landlord and (b) execute all documents (including but not limited to a termination or amendment of this Lease with respect to the Premises) as Landlord may reasonably request.

     26.07.  Holding Over.  If Tenant occupies the premises after the Lease
             ------------
Termination Date without having entered into a new lease of the Premises with Landlord, Tenant shall be a tenant-at-sufferance subject to all of the terms and provisions of this Lease at twice the then effective Basic Rent. Such a holding over, even if with the consent of Landlord, shall not constitute an extension or renewal of this Lease.

     26.08.  Governing Law.  This Lease and the performance thereof shall be
             -------------
governed, interpreted, construed and regulated by the laws of the Commonwealth of Massachusetts.

     26.09.  Partial Invalidity.  If any term, covenant, condition, or provision
             ------------------
of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     26.10.  Notice of Lease.  The parties will at any time, at the request of
             ---------------
either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a Notice of Lease, setting forth a description of the Premises, the Lease Term and any other portions thereof, excepting the rental provisions, as either party may request.

     26.11.  Interpretation; Consents.  The section headings used herein are for
             ------------------------
reference and convenience only, and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. The term "Landlord" whenever used herein, shall mean only the owner at the time of Landlord's interest herein, and upon any sale or assignment (other than as collateral security for a loan) of the interest of Landlord herein, its respective successors in interest and/or assigns shall, during the term of ownership of its respective estates herein, be deemed to be Landlord and the liability of Landlord, if any, hereunder shall in any event be limited to the Landlord's interest in the Building. The term "Landlord" shall also include any agent or manager authorized to act on behalf of the then current Landlord.

     26.12.  Entire Agreement. No oral statement or prior written matter shall
             ----------------
have any force or effect. Tenant agrees that its decision to enter into this Lease has not been made in reliance upon any representation, statement or promise made by Landlord or Landlord's agents or representatives, except as is expressly set forth in this Lease. This Agreement shall not be modified or canceled except by writing subscribed to by all parties.


     26.13.  Parties. Except as herein otherwise expressly provided, the
             -------
covenants, conditions and agreements contained in this Lease shall be binding upon the heirs, successors, and assigns of the parties hereto.

     26.14.  Broker's Indemnity. Each party warrants and represents that it has
             ------------------
had no dealing with any broker or agent other than Codman Associates and The Leggat Company in connection with this Lease and covenants to defend with such other party from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent other than Codman Company and The Leggat Company or the negotiation thereof. It is understood that the commission due to Codman Company and The Leggat Company under this Lease will be paid by Landlord.

     26.15.  Non-Disturbance Agreements. Landlord agrees to provide non-
             --------------------------
disturbance agreements from the following parties:

             a.   Any present leasehold mortgagee.

             b. Any future leasehold mortgagee to which Tenant may be required to subordinate this Lease.

             c.   Any present ground lessor.

             d. Any future ground lessor to which this Lease may be subordinated.

             e. Any future ground mortgagee to which the ground lease may be subordinated (unless, as a condition to such subordination, the ground lessor is required to deliver a non-disturbance agreement concerning the ground lease).

     Executed as a sealed instrument as of the ______ day of _________, 198___.

LANDLORD:                               ONE ALEWIFE CENTER REALTY TRUST


Trustees as aforesaid and not       (   By:  /s/ David R.  Vickery
                                            ------------------------------------
individually, nor on behalf of      (                          , Trustee
the beneficiaries individually      (
                                    (   By:  /s/ David L. Wightman
                                            ------------------------------------
                                    (                          , Trustee
                                    (

TENANT:                                     Security Dynamics Technologies, Inc.
                                            ------------------------------------

                                        By: /s/ Charles R. Stuckey
                                            ------------------------------------
                                            Name: Charles R. Stuckey
                                            Title: President and CEO

                                   EXHIBIT A

                               ONE ALEWIFE CENTER
                              DEFINITION OF TERMS
                              -------------------

          Attached to and incorporated by reference into a Lease (the "Lease")
                                                                       -----
between One Alewife Center Realty Trust ("Landlord") and ("Tenant").  Terms
                                          --------         ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

          Additional Rent.  All sums and other charges (other than Basic Rent)
          ---------------
due from Tenant to Landlord, or incurred by Landlord as the result of a Default.

          Additional Services.  Services provided to Tenant or in respect of the
          -------------------
Premises which are not described in Schedule A to the Lease.

          Adjusted Operating Expense Base.  The amount determined by multiplying
          -------------------------------
the Operating Expense Base by the Adjustment Factor.

          Adjusted Tax Base.  The amount determined by multiplying the Tax Base
          -----------------
by the Adjustment Factor.

          Adjustment Factor.  With respect to the First Calendar Year and the
          -----------------
Last Calendar Year, the percentage computed by dividing (i) the number of days of each such period falling within the First Calendar Year or Last Calendar Year by (ii) 365.

          Affiliate.  With respect to any specified Person, any other Person
          ---------
directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, the term control when used with respect to any specified Person means the power
         -------
to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms controlling and controlled by have meanings correlative to the
              -----------     ----------
foregoing.

          Authorizations.  All franchises, licenses, permits and other
          --------------
governmental consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for the use and occupancy of the Premises, the Parking Area, the Building, and the conduct or continuation of a Permitted Use therein.

          Basic Services. The services described in Schedule A hereto.
          --------------

          Building.  The building currently under construction on the Land to be
          --------
known as One Alewife Center.

          Building Standard Tenant Finishes.  The standards set by Landlord for
          ---------------------------------
the quality of work done on the Premises described in Schedule 2 to the Work Letter.

          Business Day.  A day which is not a Saturday, Sunday or other day on
          ------------
which banks in Boston, Massachusetts, are authorized or required by law or executive order to remain closed.

          Calendar Year.  The First Calendar Year, the Last Calendar Year and
          -------------
any full calendar year (January 1 through December 31) occurring during the Lease Term.

          *[C.P.I.  "Consumer Price Index-All Urban Consumers - (CPI-U) - U.S.
            ------
City Average - All Items (Index Base of 1967=100)" as published by the U.S. Department of Labor.]*

          Common Areas.  All areas devoted to the common use of occupants of the
          ------------
Building or the provision of Services to the Building, including but not limited to the atrium, air shafts, elevator shafts and elevators, stairwells and stairs, restrooms, mechanical rooms, janitor closets, vending area, loading docks and loading facilities and other similar facilities for the provision of Services or the use of all occupants of multi-tenant floors or all occupants of the Building.

          Control. As defined in the definition of Affiliate.
          -------

          Corporation. A corporation, company, association, business trust or
          -----------
similar organization wherever formed.

          Default.  Any event or condition specified in Article 20 hereof so
          -------
long as any applicable requirement for the giving of notice of lapse of time or both have not been fulfilled.

          Event of Default.  Any event or condition specified in (a) Article 20
          ----------------
hereof (if all applicable periods for the giving of notice or lapse of time or both have been fulfilled) or (b) in Article 21 hereof.

          Expansion Premises.  The space show as "Expansion Premises" containing
          ------------------
approximately 3,000 square feet of Rentable Area on the third floor of the Building which may be made subject to this Lease by the exercise by Tenant of the Expansion Rights, as identified in Exhibit B.
                                       ---------

          Expansion Rights.  The rights granted to Tenant with respect to the
          ----------------
Expansion Premises pursuant to Section 25.01 hereof.

          Expansion Premises Term Commencement Date.  Three years after the Term
          -----------------------------------------
Commencement Date or anytime between month 24 or month 36 during the Term of this Lease, provided that Tenant exercises the Expansion Option.

          Extended Expiration Date.  The day before the tenth anniversary of the
          ------------------------
Term Commencement Date (provided that Tenant exercises the Extension Option).

          Extension Option.  The right granted to Tenant pursuant to Section
          ----------------
3.03 hereof to extend the Lease Term for the Extension Period.

          Extension Period.  The period commencing on the fifth anniversary of
          ----------------
the Term Commencement Date and ending on the day before the tenth anniversary of the Term Commencement Date provided that Reynolds, Vickery, Messina, and Griefen, Inc. is able to relocate in similar space, to their satisfaction, either in the Building or elsewhere in the Alewife Center park.

          First Calendar Year.  The partial Calendar Year period commencing on
          -------------------
the Term Commencement Date and ending on the next succeeding December 31.

          Force Majeure.  Acts of God, strikes, lock outs, labor troubles,
          -------------
inability to procure materials, failure of power, restrictive Legal Requirements, riots and insurrection, acts of the public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act, failure to act or Default of the other party to this Lease or any other reason beyond the reasonable control of any party to this Lease; provided, however, lack of money shall not be deemed such a cause.

          Future Land Lease.  After the date hereof, any operating lease,
          -----------------
overriding lease, ground lease, land lease or underlying lease covering the Building or the Land except for the Land Lease.

          Future Land Lessor. The holder of the lessor's interest in any Future
          ------------------
Land Lease.

          Future Mortgage.  Any mortgage, other than the Mortgage, which shall
          ---------------
hereafter encumber the Land Lease, any Future Land Lease, the Building, the Land or any portion thereof and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor.

          Future Mortgagee. The holder of a Future Mortgage.
          ----------------

          General Contractor. Contractor chosen by Landlord.
          ------------------

          Governmental Authority.  United States of America, the Commonwealth of
          ----------------------
Massachusetts, the City of Cambridge, County of Middlesex, and any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of them.

          Land Lease.  The Lease between the Land Lessor and Landlord dated as
          ----------
of November 5, 1987, as amended by First Amendment to Ground Lease dated February 22, 1988.

          Land Lessor.  Alewife Land Corporation, a Massachusetts corporation,
          -----------
or any successor or assignee of or under the Land Lease.

          Insolvency.  The occurrence with respect to any Person of one or more
          ----------
of the following events: the death, dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of the property of such person, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by such Person, or the filing of a petition of bankruptcy or the commencement of any proceedings by or against such Person under a bankruptcy, insolvency or other law relating to the relief or the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if such petition or commencement is involuntarily made against
--------
such a Person and is dismissed within sixty (60) days of the date of such filing or commencement, such events shall not constitute an insolvency hereunder.

          Insurance Requirements.  All terms of any policy of insurance
          ----------------------
maintained by Landlord or Tenant and applicable to (or affecting any condition, operation, use or occupancy of), the Land, the Building, or the Premises or any part of parts of either, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions).

          Land.  The land on Whittemore Avenue, Cambridge shown on Plan 537 of
          ----
1985 recorded with Middlesex South District Registry of Deeds.

          Landlord's Contribution.  The amount contributed by Landlord as a
          -----------------------
credit toward the cost of finishing the Premises shown on Schedule 2 to the Work Letter.

          Landlord's Work. The work to be done by Landlord with respect to the
          ---------------
Premises described on Schedule 2 to the Work Letter.

          Last Calendar Year.  The partial Calendar Year commencing on January 1
          ------------------
of the Calendar Year in which the Lease Termination Date occurs of the Lease Term and ending on the Lease Termination Date.

          Lease Term. The period commencing on the Term Commencement Date and
          ----------
ending on the Lease Termination Date.

          Lease Termination Date.  The earlier to occur of (1) the Stated
          ----------------------
Expiration Date, (2) the termination of this Lease by Landlord as the result of an Event of Default, (3) the termination of this Lease pursuant to Articles 17 (Damage or Destruction) or 18 (Eminent Domain) hereof.

          Lease Year.  A period commencing on the Term Commencement Date (or an
          ----------
anniversary thereof) and ending on the day before the next succeeding anniversary thereof. For example, the first Lease Year is a period commencing on the Term Commencement Date and ending on the day before the first anniversary thereof. The last Lease Year shall end on the Lease Termination Date.

          Legal Requirements.  All statutes, codes, ordinances (and all rules
          ------------------
and regulations thereunder), all executive orders and other administrative orders, judgments, decrees, injunctions and other judicial orders of or by any Governmental Authority which may at any time be applicable to parts or appurtenances of the Premises or Building or to any condition or use thereof and the provisions of all Authorizations.

          Mortgage.  Collectively, (i) that certain Construction Loan Leasehold
          --------
Mortgage and Security Agreement granted by Landlord to the Mortgagee dated February 22, 1988 recorded with Middlesex South Registry of Deeds at Book ___, Page ___, and filed with Middlesex South Registry District of the Land Court as Document No. 767707, and (ii) that certain Collateral Assignment of Leases and Rents made by Landlord in favor of the Mortgagee, dated February 22, 1988, recorded with said Deeds at Book ___, Page ___, and filed with said Registry District as Document No. 767708.

          Mortgagee.  The Provident Institution for Savings in the Town of
          ---------
Boston, or any successor or assignee of or under the Mortgage.

          Occupancy Arrangement.  With respect to the Premises or any portion
          ---------------------
thereof or the Lease, and whether (a) written or unwritten or (b) for all or any portion of the Lease Term, an assignment, a sublease, any tenancy at will, a tenancy at sufferance, or any other arrangement (including but not limited to a license or concession) pursuant to which a Person occupies the Premises for any purpose.

          Operating Expense Base.  With respect to each Calendar Year the amount
          ----------------------
determined by multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Operating Expense Base per square foot of Rentable Area of the Building per year, but with respect to the First Calendar Year and the Last Calendar Year, the Adjusted Operating Expense Base.

          Operating Expenses.  All expenses, costs, and disbursements of every
          ------------------
kind and nature which Landlord shall pay or become obligated to pay (to the extent not previously paid by Landlord) in connection with the operation and maintenance of the Building, including all facilities in operation on the Term Commencement Date and such additional facilities in subsequent years as may be determined by Landlord to be necessary or beneficial for the operation of the Building, Parking Area and Land and the provision of Basic Services or any other services provided tenants, including, but not limited to, (a) wages, salaries, fees and costs to Landlord of all Persons engaged in connection therewith, including taxes, workmen's compensation insurance and all benefits relating thereto, (b) the cost of (i) all supplies, tools and equipment used in the operation of the Land, Parking Area or Building and materials (including work clothes of all employees and the cleaning thereof), (ii) electricity and lighting with respect to any portion of the Land, Building or Parking Area not required to be paid by any tenant pursuant to its lease, (iii) water, heat, fuel, sewer charges, utilities, air conditioning and ventilating for the Building, (iv) all maintenance, janitorial, and service agreements, (v) all insurance, including the cost of casualty and liability insurance applicable to the Parking Area, the Land, the Building and Landlord's personal property used in connection therewith, (vi) painting, repairs and general maintenance, (vii) capital items which are for the purpose of reducing Operating Expenses or upgrading services or which are at any time required by a Governmental Authority or an Insurance Requirement amortized over the reasonable life of the capital items on a straight line basis with the reasonable life being determined by Landlord in accordance with generally accepted accounting principles, (viii) reasonable expenses incurred in pursuing an application for an abatement of taxes pursuant to Section 6.06 hereof to the extent not deducted from the abatement, if any, received, (ix) legal (excluding legal fees with respect to lease negotiations), accounting and other professional fees and disbursements (excluding leasing commissions), (x) telephone and stationery expenses, (xi) charges of independent contractors and consultants performing work included within this definition of Operating Expenses, and (xii) cleaning (including snow removal) and exterior and interior landscaping of the Common Areas and Parking Area, and (c) fees to be paid to the property manager. Operating Expenses shall not include (i) capital items except as provided above or (ii) specific costs billed to and paid by specific tenants. Operating Expenses shall not include payments to Affiliates of Landlord to the extent such payments exceed customary charges for the goods or services provided by such Affiliate.

     If during any Lease Year less than 95% of the Rentable Area of the Building is leased and occupied by tenants, then the Operating Expenses for such Lease Year shall be increased proportionately to reflect the amount of Operating Expenses which, in Landlord's sole judgment, would have been incurred during such Lease Year of 95% of the Rentable Area of the Building was leased and occupied by tenants.

     If during all or part of any Lease Year, Landlord shall not furnish any particular item of work or service (which would otherwise constitute an Operating Expense hereunder) to any portion of the Building due to the fact that
(A) such portion is not occupied or leased, (B) such item of work or service is not required or desired by the tenant of such portion, (C) such tenant is itself obtaining and providing such item of work or service or (D) for any other reason, then, for the purpose of computing Operating Expenses, the cost of such item for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or service.

     Parking Area.  The on-grade parking area located on the Land, as the same
     ------------
may be relocated as provided in Section 5.02.

     Partial Taking.  Any Taking which is not a Total Taking.
     --------------

     Permitted Exceptions.  Any liens or encumbrances on the Premises in the
     --------------------
nature of (a) liens for Taxes, assess but not yet due and payable, (b) easements, reservations, restrictions and rights of way encumbering or affecting the Land on the date of this Lease, (c) the rights of Landlord, Tenant and other Persons to whom Landlord has granted such rights to exercise in common with respect to the Land and the Common Areas the rights granted to Tenant hereunder,
(d) mortgages of record or to be placed on record after the date hereof and related instruments securing or concerning debts which are secured by the Land or the Building, (e) any matters which this Lease shall become subordinate to pursuant to Article 19 of this Agreement and (f) Title Conditions.

     Person.  An individual, a Corporation, a company, a voluntary association,
     ------
a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

     Premises.  The Initial Premises and, after the exercise of the Expansion
     --------
Rights, the Initial Premises and the Expansion Premises. Premises, Initial Premises and Expansion Premises as defined herein shall refer to the area bounded by the exterior glass of the Building, ceiling, floor slab and demising walls, with respective maintenance responsibilities between Landlord and Tenant as outlined in Article 7.03.

     Proceeds.  Any amount which a Person is obligated to pay as a result of the
     --------
occurrence of any event described in Article 17 or 18 hereof, less any costs, expenses and fees (including attorneys' fees) with respect to the collection thereof.

     Prohibited Occupancy Arrangement.  An Occupancy Arrangement which (i)
     --------------------------------
provides for any rent or other payment based in whole or in part on the net income or profits derived by any person from the Premises or (ii) is a "disqualified lease" as defined in Section 168(j)(3)(B)(iii) of the Internal Revenue Code of 1954, as amended, and the Treasury Regulations promulgated thereunder (the "Code").
                 ----

     Rent.  Basic Rent and all Additional Rent.
     ----

     Rentable Area of the Premises.  The number of square feet stated in Section
     -----------------------------
1.01, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Building or Premises so long as such work is done in accordance with the terms and provisions hereof. The calculation was made according to the following formula:

          (i) On single tenant floors, the usable area measure from the inside surfaces of the outer glass of the Building, plus Tenant's pro rata share of Common Areas.

          (ii) On multi-tenant floors, the usable area measured from the inside surface of the outer glass of the Building to the midpoint of all demising walls of the space being measured plus the area of each corridor adjacent to and required as the result of the layout of the space being measured, measured from the midpoint of the adjacent demising walls, plus Tenant's pro rata share of Common Areas.

     Rules and Regulations.  Reasonable Rules and Regulations promulgated by
     ---------------------
Landlord and uniformly applicable to Persons occupying the Building regulating the details of the operation and use of the Building and the Land, as such rules and regulations may thereafter be amended. The initial Rules and Regulations are attached to the Lease as Exhibit E.
                             ---------

     Services.  Basic Services and Additional Services.
     --------

     Space Plan.  A detailed plan to be prepared by Tenant showing all
     ----------
improvements which Tenant wishes to make to the Premises.

     Special Work.  Work done in or with respect to the Premises which is not
     ------------
part of Landlord's Work or the cost of which exceeds Landlord's Contribution.

     Stated Expiration Date.  The later to occur of (1) the day before the fifth
     ----------------------
anniversary of the Term Commencement Date, or (2) the Extended Expiration Date (if Tenant exercises the Extension Option).

     Substantial Completion Date.  The date on which the City of Cambridge
     ---------------------------
issues a certificate of occupancy for the Premises, and the Premises together with the appurtenant areas of the Building necessary for access and service thereto, have been completed in accordance with Article 7 hereof except for items of work and adjustment of equipment and fixtures which are not necessary to make the Premises reasonably tenantable for the Permitted Uses and because of season or weather or nature of the item cannot practicably be done at the time.

     Taking.  The taking or condemnation of title to all or any part of the Land
     ------
or the possession or use of the Building or the Premises by a competent person for any public use or purpose or any proceeding or negotiations which might result in such a taking or any sale or lease in lieu of or in anticipation of such a taking.

     Tax Base.  With respect to each Calendar Year the amount determined by
     --------
multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Tax Base per square foot of Rentable Area of the Building per year, but with respect to the First Calendar Year and the Last Calendar Year, the Adjusted Tax Base.

     Taxes.  All taxes, special or general assessments, water rents, rates and
     -----
charges, sewer rents and other impositions and charges imposed by Governmental Authorities of every kind and nature whatsoever, extraordinary as well as ordinary and each and every installment thereof which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable or become liens upon or for or with respect to the Land or any part thereof and the Building or the Premises, appurtenances or equipment owned by Landlord thereon or therein or any part thereof or on this Lease under or by virtue of all present or future Legal Requirements and any tax based on a percentage fraction or capitalized value of the Rent (whether in lieu of or in addition to the taxes hereinbefore described). Taxes shall not include inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes except to the extent such are in lieu of or in substitution for Taxes as now imposed on the Building, the Land, the Premises or this Lease.

     Tenant.  As defined in the preamble hereof.
     ------

     Tenant's Cost.  The cost of work done in connection with the completion of
     -------------
the Premises in excess of (i) the cost of Landlord's Work and (ii) Landlord's Contribution.

     Tenant's Share.  The percentage of the Rentable Area of the Building
     --------------
represented by the Rentable Area of Premises.

     Term Commencement Date.  The earlier of (a) the later of (x) the date
     ----------------------
specified by Landlord in the notice delivered pursuant to Section 7.03 or (y) the Substantial Completion Date, (b) the date, if any, determined in accordance with Sections 7.04 or 22.01, or (c) the date on which Tenant first occupies the Premises for the Permitted Uses.

     Title Conditions.  All covenants, agreements, restrictions, easements and
     ----------------
declarations of record on the date hereof so far as the same may be from time to time in force and applicable any other covenants, agreements, reservations, rights-of-way, restrictions, easements and declarations of record executed, delivered and/or recorded after the date hereof, provided that such instruments do not materially inhibit the use of the Premises as set forth herein.

     Total Taking.  (i) a Taking of:  (a) the fee interest in all or
     ------------
substantially all of the Building or (b) such title to or easement in, over, under or such rights to occupy and use any part or parts of the Building to the exclusion of Landlord as shall have the effect, in the good faith judgment of the Landlord, of rendering the portion of the Building remaining after such Taking (even if restoration were made) unsuitable for the continued use and occupancy of the Building for the Permitted Uses or (ii) a Taking of all or substantially all of the Premises or such title to or easement in, on or over the Premises to the exclusion of Tenant which in the good faith judgment of the Landlord prohibits access to the Premises or the exercise by Tenant of any rights under this Lease.

     Work Letter.  The Work Letter attached hereto as Exhibit X.
     -----------                                      ---------

     Working Drawings.  The Working Drawings for the finishing of the Premises
     ----------------
developed by Landlord and Tenant in accordance with the Work Letter. The Working Drawings shall be prepared in compliance with all applicable Legal Requirements and stamped by registered Massachusetts professionals, and shall consist of all architectural and engineering plans which are required to finish the Premises or to obtain any Authorization required therefor.

                                  SCHEDULE A
                              ONE ALEWIFE CENTER
                              LANDLORD'S SERVICES

I.  CLEANING

    A.    General

          1. All cleaning work will be performed during non-business hours, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

          2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility, at Tenant's sole cost and expense.

     B.   Daily Operations (5 times per week)

          1.   Tenant Areas

               a. Empty and clean all waste receptacles; wash receptacles as necessary.

               b.   Vacuum all rugs and carpeted areas.

               c.   Empty, and damp-wipe all ashtrays.

          2.   Lavatories

               a.   Sweep and wash floors with disinfectant.

               b.   Wash both sides of toilet seats with disinfectant.

               c.   Wash all mirrors, basins, bowls, urinals.

               d.   Spot clean toilet partitions.

               e.   Empty and disinfect sanitary napkin disposal receptacles.

               f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

          3.   Public Areas

               a. Wipe down entrance doors and clean glass (interior and exterior).

               b.   Vacuum elevator carpets and wipe down doors and walls.

               c.   Clean water coolers.

     C.   Operations as Needed

          1.   Tenant and Common Areas

               a.   Buff all resilient floor areas.

     D.   Weekly Operations

          1.   Tenant Areas, Lavatories, Common Areas

               a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, windowsills, venetian blinds, door ledges, chair rails, baseboards, etc., within normal reach.

               b.   Sweep all stairways.

     E.   Monthly Operations

          1.   Tenant and Common Areas

               a.   Thoroughly vacuum seat cushions on chairs, sofas, etc.

               b.   Vacuum and dust grillwork.

          2.   Lavatories

               a.   Wash down interior walls and toilet partitions.

     F.   As Required and Weather Permitting

          1.   Entire Building (less atrium area)

               a.   Clean inside of all windows once a year.

               b.   Clean outside of all windows once a year.

     G.   Yearly

          1.   Tenant and Common Areas

               a.   Strip and wax all resilient tile floor areas.

II.  HEATING, VENTILATING, AND AIR CONDITIONING

          1.   Heating, ventilating, and air conditioning ("HVAC") as required
                                                            ----
               to provide reasonably comfortable temperatures for normal occupancy on Business Days from 8:00 a.m. to 6:00 p.m. HVAC will be provided at other times upon twenty-four (24) hours prior written request with the cost thereof to be paid directly by the tenants sharing such services.

          2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III. WATER

          Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV.  ELEVATORS

          For the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

V.   RELAMPING OF LIGHT FIXTURES

          Tenant will reimburse Landlord for the cost of replacement lamps, ballasts and starters.

VI.  CAFETERIA AND VENDING INSTALLATIONS

          1. Any space to be used primarily for lunchroom or cafeteria operation within the Premises shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

          2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted to use by employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

VII. EXTERIOR WORK

          Landlord will remove snow from walkways and the Parking Area and maintain landscaped areas of the Land as necessary.

                [INSERT ALEWIFE CENTER EXHIBIT B DIAGRAM HERE]

                                   EXHIBIT C
                              ONE ALEWIFE CENTER
                          TERM COMMENCEMENT AGREEMENT

     Attached to and incorporated by reference into a Lease (the "Lease")
                                                                  -----
between One Alewife Center Realty Trust ("Landlord") and ("Tenant").  Term
                                          --------         ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

     Landlord and Tenant hereby acknowledge that the permanent certificate of occupancy for the Premises has been issued by the City of Cambridge, and stipulate that for all purposes the Term Commencement Date of the Lease is March 13, 1989.

LANDLORD:      ONE ALEWIFE CENTER REALTY TRUST

                              (         By: ____________________________________
Trustees as aforesaid         (                                        , Trustee
and not individually,         (
nor on behalf of the          (
beneficiaries individually    (         By: ____________________________________
                                                                       , Trustee

TENANT:                                 ________________________________________

                                        By: ____________________________________
                                            Name:
                                            Title:

                                   EXHIBIT D
                              ONE ALEWIFE CENTER
                            TENANT ESTOPPEL LETTER

     Attached to and incorporated by reference into a Lease (the "Lease")
                                                                  -----
between One Alewife Center Realty Trust ("Landlord") and ("Tenant").  Terms
                                          --------         ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

                                                                      , 199_


Gentlemen:

     Reference is made to our Lease (the "Lease") dated ______________, made with One Alewife Center Realty Trust. Terms defined in or by reference in the Lease used herein but not otherwise defined herein shall have the same meanings herein as therein.

     The undersigned, as Tenant, hereby ratifies the Lease and certifies that:

     1.   the Term Commencement Date is ________________;

     2.   the undersigned presently occupies the Premises;

     3. The Basic Rent of $________ was payable beginning on the Basic Rent Commencement Date;

     4. the Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated __________) and neither party thereto is in default thereunder except as specified herein;

     5.   the Lease represents the entire agreement between Landlord and Tenant;

     6.   the Stated Expiration date is __________________;

     7. all conditions under the Lease to be performed by the Landlord have been performed satisfactorily;

     8. Landlord's Contribution has been made and received and Landlord's Work has been completed;

     9. on this date there are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by the Landlord;

    10.   no Rent has been paid in advance other than the Security Deposit;

    11.   there are ______ square feet of Rentable Area in the Premises; and

    12.   Basic Rent for ________., 199_, has been paid.

                                             Very truly yours,

                                             _______________________  (Tenant)

                                             By: ___________________  (Title)

                                   EXHIBIT E
                              ONE ALEWIFE CENTER
                             RULES AND REGULATIONS

     Attached to and incorporated by reference into a Lease (the "Lease")
                                                                  -----
between One Alewife Center Realty Trust ("Landlord") and ("Tenant").  Terms
                                          --------         ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar area shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

     2. Plumbing fixtures and appliances shall be used only for the purpose for which designated, and no sweeping, rubbish, rags or suitable material shall be thrown or placed therein. Repairs resulting from such damage to any such fixtures or appliances from misuse by a tenant shall be paid by him, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors, corridors or other parts of the Building except as shall be fist approved by Landlord.

     4. Landlord will provide and maintain an alphabetical directory board for all tenants in the Building, and no other directly shall be permitted unless previously consented to by Landlord in writing.

     5. Movement of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be restricted to such hours as Landlord may designate, and such movement shall be subject to control of Landlord.

     6. Landlord shall have the authority to prescribe the weight and manner that safes, file cabinets and other heavy equipment are positioned.

     7. Passenger elevators are to be used only for the movement of persons and routine deliveries to a tenant's premises, unless an exception is approved by the Landlord in writing.

     8. All locks for doors in each tenant's premises shall be building standard and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's written consent. All requests for duplicate keys shall be made through Landlord and charged to the tenant.

     9.   Corridor doors, when not in use, shall be kept closed.

     10. Tenants shall lock all office doors leading to corridors and turn out all lights at the close of their working day.

     11. Tenants shall not tamper with or attempt to adjust temperature control thermostats in their respective Premises. Landlord shall adjust thermostats to maintain required temperatures for heating, ventilating and air conditioning.

     12. Tenants will comply with any measures instituted for the security of the building which may include the signing in or out in a register in the building lobby after hours and on weekends.

     13. Tenants shall not make or permit any improper noises in the building or otherwise interfere in any way with other tenants or persons having business with them.

     14. No vending machines of any type shall be allowed in tenant space without the prior written consent of Landlord.

     15. No birds or animals shall be brought into to kept in, on or about public or tenant areas.

     16. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's premises or public areas regardless of whether such loss occurs when area is locked against entry or not.

     17. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall form time to time, be required for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agent, employees and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                   EXHIBIT F

                        Restrictions on Permitted Uses*

[Insert any further restrictions on the Permitted Uses applicable at the time the lease is being signed].




________________
* Note to the Property Manager: The restrictions on uses set forth in this Exhibit F shall only be effective as long as the leases containing such
     ---------
     restrictions on use remain in force and effect.

                                   EXHIBIT X

                              ONE ALEWIFE CENTER
                                  WORK LETTER
                                  -----------
                                 STANDARD FORM
                                 -------------

     Attached to and incorporated by reference into a Lease (the "Lease")
                                                                  -----
between One Alewife Center Realty Trust ("Landlord") and ("Tenant").  Terms
                                          --------         ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

1.   Preparation of the Premises.  Landlord shall do Landlord's Work.  All other
     ---------------------------
     work must be of a quality equal to or better than the Building Standard Tenant Finishes. Landlord shall also do the work described in the Working Drawings. If (i) the cost of such work exceeds Landlord's Contribution or
     (ii) Landlord further agrees to do, at Tenant's request, any Special Work, Tenant shall pay the amount of Tenant's Cost to Landlord in accordance with Paragraph 8 hereof.

2.   Time for Completion.  Landlord shall use due diligence to have the Premises
     -------------------
     ready for occupancy on or before the Estimated Term Commencement Date.

3.   Delays.  If Landlord shall be delayed in substantially completing the work
     ------
     in the Premises as the result of

     (a) delay in delivery to Landlord of any plans, design work and detailed drawing, or

     (b) Tenant's requests for Special Work or changes to the Working Drawings pursuant to Paragraph 7 hereof (notwithstanding Landlord's approval of such changes), or

     (c) delays in performance by Tenant or any Person employed by Tenant which shall cause delays in the completion of any work to be done by Landlord or which shall otherwise delay the substantial completion of the Premises, or

     (d) any fault, negligence, omission, or failure to act on the part of Tenant or its agents, contractors, workmen, mechanics, suppliers or invitees,

the Premises shall be deemed to be substantially completed on (and the Term Commencement Date shall be) the Estimated Commencement Date.

4.   Space Plan.  Tenant has delivered to Landlord _____________, the Space
     ----------
     Plan, together with any other information required by the attached Schedule 1 which may be necessary for Landlord to construct all improvements described by Tenant in the Premises. Upon receipt of the Space Plan, Landlord will review the Space Plan to confirm that the Space Plan conforms to the requirements listed in Schedule 1. Landlord shall meet with Tenant and advise Tenant informally of Landlord's estimate of Tenant's Cost. In the event the

     Space Plan does not conform to the requirements of Schedule 1, or Tenant determines that the estimated Tenant's Cost associated with the work shown thereon is not within the scope of its budget, Landlord will return the Space Plan to Tenant for corrections and/or revisions. Tenant will deliver a corrected Space Plan to Landlord no later than ten (10) days after Landlord returns the Space Plan. Upon mutual approval of the Space Plan, Landlord will notify Tenant in writing that preparation of Working Drawings has begun.

5.   Working Drawings.  At Landlord's expense, Working Drawings have been
     ----------------
     completed and agreed to by Landlord and Tenant.

6.   Tenant's Cost.  Upon receipt of approved Working Drawings, Landlord agrees
     -------------
     to promptly price the cost of constructing the improvements in accordance with the Working Drawings, and to submit to Tenant an estimate of Tenant's Cost (including detail of the cost of such work, less the Landlord's Contribution), together with a schedule for completion of the work. Tenant shall approve such cost within five (5) days, otherwise said work will not be done.

7.   Special Work.  It is understood that Tenant at its own expense may
     ------------
     authorize changes in the work after approval of the Working Drawings and the cost of the work shown thereon. Such changes to the Working Drawings made by Tenant shall be priced at the cost of (i) making such changes and
     (ii) the cost of the work shown thereon (including the General Contractor's overhead, profit and general conditions) plus 10% of (i) and (ii) to cover
                                              ----
     Landlord's overhead and general conditions.

8.   Payment of Tenant's Cost.  Tenant shall make progress payments towards
     ------------------------
     Tenant's Cost as follows:

     (i) 50% of the estimated Tenant's Cost of such work shall be paid at the time such work is authorized by Tenant; and

     (ii) the balance after application by Landlord of the amount received by Landlord pursuant to clause (i) of this Paragraph 8, within ten (10) days after receipt of a statement rendered from time to time, but not more often than once every thirty (30) days, by Landlord or any contractor of Landlord with respect to all or any portion of Tenant's Cost.

9.   Tenant's Access to the Premises.  Tenant and Tenant's agents, at Tenant's
     -------------------------------
     sole risk, may with Landlord's prior consent, enter the Premises prior to the Term Commencement Date in order to do such work as may be required to make the Premises ready for Tenant's use and occupancy thereof. If Landlord permits such entry prior to the Term Commencement Date, such permission shall be conditioned upon Tenant and Tenant's agent, contractors, workmen, mechanics, suppliers and invitees, working in harmony with Landlord and the General Contractor and with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause disharmony or otherwise interfere with the orderly completion or operation of the Building, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours written notice to Tenant. Any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease, except the covenant to pay Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's work and installations made in the Premises or to properties placed therein prior to the term Commencement Date, the same being at Tenant's sole risk.

10.  Notice to Commence.  Approximately fifteen (15) days prior thereto Landlord
     ------------------
     shall furnish Tenant a notice stating the Substantial Completion Date.

11.  Tenant's Representative.  Landlord may rely on Tenant's Representative with
     -----------------------
     respect to all matters which pertain to this Work Letter, Tenant having authorized Tenant's Representative to make decisions binding upon Tenant with respect to such matters.

12. Landlord agrees to guarantee all work performed in the preparation of the premises in accordance with this Work Letter for a period of one year from the term Commencement Date.

                                  SCHEDULE 1

                              ONE ALEWIFE CENTER
               MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLAN

Floor Plan Indicating:
---------------------

1.   Location and type of all partitions.
2. Location and types of all doors - indicate hardware and provide keying schedule.
3. Location and type of glass partitions, windows and doors - indicate framing if not building standard.
4. Location of telephone equipment room accompanied by an approval of the telephone company.
5.   Indicate critical dimensions necessary for construction.
6. Location of all Building standard electrical items - outlets, switches, telephone outlets. (Building Standard lighting will be determined by Building architect.)
7. Location and type of all Non-Building Standard electrical items including lighting.
8. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation.
9. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 psf live load.
10.  Requirements for special air conditioning or ventilation.
11.  Type and color of floor covering.
12.  Location, type and color of wall covering.
13. Location, type and color of Building Standard and Non-Building Standard paint or finishes.
14.  Location and type of plumbing.
15.  Location and type of kitchen equipment.

Details Showing:
---------------

1. All millwork with verified dimensions and dimensions of all equipment to be built-in.
2.   Corridor entrance.
3.   Bracing or support of special walls, glass partitions, etc., if desired.
     If not included with the space plan, the Building architect will design all support or bracing required at Tenant's expense.

                                  SCHEDULE 2
                                  ----------

                              ONE ALEWIFE CENTER

                       BUILDING STANDARD TENANT FINISHES
                       ---------------------------------

PARTITIONS AND DOORS:
--------------------

1.   Demising
     --------

     a. Partitions separating tenants shall be constructed of 2-1/2" metal studs 16" o.c. with one layer of 1/2" gypsum wallboard on each side. These partitions will be insulated and will extend full height through the ceiling to the underside of the floor slab above.

     b. Each space shall have one principal entry door which shall be fully height (8'-6") and solid core stain grade wood with side light, including a closer and lever type lockset.

2.   Interior
     --------

     a. Partitions within a tenant area shall be constructed of 2-1/2" metal studs with a 1/2" layer of gypsum wall board on each side to the ceiling.

     b. Doors shall have hollow metal or wood frames as landlord may choose and shall be full height solid core stain grade wood with lever handled latchsets.

3.  Quantities
    ----------

     The total linear footage of partitions for each tenant are based on one linear foot for each 15 square feet of net useable area. Door quantities are based on one door for each 25 linear foot of partitioning.

CEILINGS:
--------

     Tenant area ceilings shall be suspended 2' x 2' U.S.G. Acoustone Glazier or equal acoustical ceiling tile with a tegular edge installed in a T-grid bar suspension system or as the landlord may authorize.

WINDOWS:
-------

     All windows will have mini-horizontal blinds. Color: Rock Grey

ELECTRIC:
--------

     1. Tenant area light fixtures shall be low brightness 2' x 4' lay-in air-handling parabolic warm-white 3 tube fluorescent fixtures. Common lobbies, toilets and service areas shall have light, as selected by landlord.

     2. Light switches shall be single pole, quite type wall switches with matching face plate.

     3. Outlets shall be 120 volts duplex receptacles with matching face plate.

     4.   Quantities:
          ----------

          Tenant area light fixture quantities are based on an average of one fixture per 100 square feet of net usable area. Switch quantities are based on an average of one per ten light fixtures. Duplex receptacle quantities are based on an average of one outlet per 125 square feet of net usable area.

FLOOR COVERING:
--------------

     Floor coverings shall be in accordance with all applicable codes and shall be approved by the landlord. Vinyl base shall be 2- 1/2" high.

PAINTING:
--------

     1. All painting partitions shall receive two coats of latex paint. Colors shall be selected from building standard color chart.

     2. Doors and frames shall have one primer coat and two finish coats of enamel or natural finish as the landlord may authorize.

                                LANDLORD'S WORK
                                ---------------

Landlord will provide the shell space including exterior windows with horizontal blinds; interior face of exterior wall taped and sanded; exposed concrete floors; sprinkler mains not including branches or related work; HVAC system, up to and including distribution boxes and associated temperature control work as indicated on base building drawings, electrical power distribution for lighting and outlets up to and including distribution panels as shown on base building drawings.

Common Areas, including entrances, main corridor, elevators, lavatory facilities and signage, will be finished by Landlord.

                            LANDLORD'S CONTRIBUTION
                            -----------------------

All interior tenant finish work must be done by Landlord using contractors chosen by landlord.

Landlord will contribute up to $_____ per square foot of usable area as a credit toward the cost of such work (a contribution of approximately ______ for the Premises). Landlord estimates that as of the date of this Lease, Landlord's contribution will provide the following quantities of Building Standard Tenant
Finishes:

1.   Principal Entry Doors:  One

2. Interior Partitions: One linear foot for each 15 square feet of usable area, including a 2- 1/2" vinyl base and painting of all exposed surfaces.

3.   Interior Doors:  One for each 372 square feet of usable area.

4.   Ceilings:  All

5.   Light Fixtures:  One fixture for every 100 square feet of usable area.

6. Light Switches: One rocket-type switch for every 1,000 square feet of usable area.

7. Electrical Outlets: One duplex receptacle outlet for every 125 square feet of usable area.

8.   Sprinkler Heads:  1 per every 225 square feet of usable area.

9.   Carpet:  Selected from Building architect's selection list.

10.  HVAC:  In accordance with base building layout.

                              ONE ALEWIFE CENTER

                                 OFFICE LEASE

                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 1

 Reference is made to the lease dated March 13, 1989 ("Lease") by and between
                                                       -----
David L. Wightman and David R. Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of the Land Court as Document No. 763134 as Lessor ("Landlord") and Security Dynamics, Inc., a Massachusetts corporation with a
  --------
place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined
  ------
herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises on the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Article 1, Section 1.01, Reference Data, is amended by adding the following additional definitions thereto:

               Expansion Premises: 1,888 square feet of Rentable Area of the third floor of the Building.

               Expansion Premises Term: The period commencing on July 1, 1992, or sooner, if the Premises are substantially completed with a certificate of occupancy and ending on the Stated Expiration Date.

               Expansion Premises Term Commencement Date: July 1, 1992, or sooner, if the Premises are substantially completed with a certificate of occupancy. Tenant will execute an agreement acknowledging the Term Commencement Date within 10 days after the occurence of the Term Commencement Date.

               Expansion Premises Basic Rent Commencement Date: July 1, 1992. Same as current rent.

          This section is further amended by deleting therefrom the definitions of the terms "Premises" and "Tenant's Share" and substituting therefore respectively the following:

               Premises: The original Premises and, after the Expansion Premises Term Commencement Date, the addition of the Expansion Premises.

               Tenant's Share:  9.57%

          Landlord will contribute all tenant finishes toward the interior tenant finish improvements of the Expansion Premises based on tenant plans dated November 22, 1991. Landlord will provide 10 additional
                                                               --
          parking spaces with the Expansion Premises.

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed.

Executed as a sealed instrument as of the 27day of January, 1992.


LANDLORD:                                   ONE ALEWIFE CENTER REALTY TRUST

Trustee as aforesaid and not           (    By:  /s/ David R. Vickery
                                                 ---------------------------
individually, nor on behalf of the     (         David R. Vickery, Trustee
beneficiaries individually             (
                                       (    By:  /s/ David L. Wightman
                                                 ---------------------------
                                                 David L. Wightman, Trustee


TENANT:                                     SECURITY DYNAMICS, INC.

                                            By:  /s/ Charles R. Stuckey Jr.
                                                 ---------------------------
                                                 President

                              ONE ALEWIFE CENTER

                                 OFFICE LEASE

                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 2

Reference is made to the lease dated March 13, 1989 and Amendment No. 1 dated January 27, 1992 ("Lease") by and between David L. Wightman and David R.
                   -----
Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of the Land Court as Document No. 763134 as Lessor ("Landlord") and Security Dynamics,
                                              --------
Inc., a Massachusetts corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant"). Terms defined in or by
                                         ------
reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises and Extend the term based upon the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Article 1, Section 1.01, Reference Data, is amended by adding the following additional definitions thereto:

             Expansion Premises: 1,578 square feet of Rentable Area adjacent to the existing premises on the third floor of the building.

     This section is further amended by deleting therefrom the definitions of the terms "Premises," "Term," "Basic Rent," "Tax Base," "Operating Base" and "Tenant's Share" and substituting therefore respectively the following:

             Premises: Effective as of the execution of this lease amendment 1,578 rentable square feet of adjacent space will be added to the existing premises which will then comprise a total of 10,047 rentable square feet.

             Term: Four years and 6 months. Tenant shall take occupancy of the premises on September 10, 1993. However, the rent will commence on 3/13/94 through 3/12/98 (first extended term).

                              ONE ALEWIFE CENTER

                                 OFFICE LEASE

                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 2

Reference is made to the lease dated March 13, 1989 and Amendment No. 1 dated January 27, 1992 ("Lease") by and between David L. Wightman and David R.
                   -----
Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of the Land Court as Document No. 763134 as Lessor ("Landlord") and Security Dynamics,
                                              --------
Inc., a Massachusetts corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant"). Terms defined in or by
                                         ------
reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises and Extend the term based upon the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Article 1, Section 1.01, Reference Data, is amended by adding the following additional definitions thereto:

             Expansion Premises: 1,578 square feet of Rentable Area adjacent to the existing premises on the third floor of the building.

     This section is further amended by deleting therefrom the definitions of the terms "Premises," "Term," "Basic Rent," "Tax Base," "Operating Base" and "Tenant's Share" and substituting therefore respectively the following:

             Premises: Effective as of the execution of this lease amendment 1,578 rentable square feet of adjacent space will be added to the existing premises which will then comprise a total of 10,047 rentable square feet.

             Term: Four years and 6 months. Tenant shall take occupancy of the premises on September 10, 1993. However, the rent will commence on 3/13/94 through 3/12/98 (first extended term).

             Rent:  Based on the following schedule:

                    $16 per sq. ft.     Period 3/13/94 through 3/12/95
                    $17 per sq. ft.     Period 3/13/95 through 3/12/96
                    $17 per sq. ft.     Period 3/13/96 through 3/12/97
                    $18 per sq. ft.     Period 3/13/97 through 3/12/98

             Escalation Bases: The tax and operating base will be $8.00 per square foot based on calendar year 1992 actuals.

             Tenant's Share:  11.22%

The following portion of Section 5.02 Parking Area is hereby deleted.


"Landlord agrees to provide to Tenant within the Parking Area at no cost during the Initial Term of this Lease 20 parking spaces, and to use its best efforts to provide to Tenant an additional 10 parking spaces,"

and substituted with the following:

"Total number of parking spaces allocated to the Tenant as of the effective date of this lease extension shall be five (5) per 1,000 square feet of rentable area, for a total of 50 spaces".

Tenant Improvements:  Landlord will contribute a total of $10,890 toward the
-------------------
reconstruction of Security Dynamics' Premises. This dollar allocation is based on the construction cost of the sketch plan provided to Tenant.

Expansion Option:  Security Dynamics, Inc. will have a right of first refusal on
----------------
all of Allnet's premises (4,026 rentable square feet). Allnet's lease expires 5/7/94. Security Dynamics will have the right to exercise this option until February 1, 1994. Rent of the expansion option premises would be at $16.00 per rentable square foot. Space would be delivered in as-is condition.

Tenant Improvements on 4,026 sq. ft.:  Should Security Dynamics exercise its
------------------------------------
option to expand into the 4,026 rentable square feet, Landlord will contribute $10,000 toward the reconstruction costs.

In all other respects, the terms and provisions of the lease are hereby ratified and confirmed.

Executed as a sealed instrument as of the 21 day of September, 1993.


LANDLORD:                                       ONE ALEWIFE CENTER REALTY TRUST

Trustee as aforesaid and not individually,   (  By:  /s/ David R. Vickery
                                                     ---------------------------
nor on behalf of the beneficiaries           (       David R. Vickery, Trustee
individually                                 (
                                             (  By:  /s/ David L. Wightman
                                                     ---------------------------
                                                     David L. Wightman, Trustee

TENANT:                                         SECURITY DYNAMICS, INC.

                                                By:  /s/ Charles R. Stuckey Jr.
                                                     ---------------------------
                                                     President

                              ONE ALEWIFE CENTER

                                 OFFICE LEASE

                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 3

Reference is made to the lease dated March 13, 1989 as amended by Amendment No. 1 dated January 27, 1992 and Amendment No. 2 dated September 21, 1993
("Lease") by and between David L. Wightman and David R. Vickery, Trustees of
  ------
One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of the Land Court as Document No. 763134 as Lessor ("Landlord") and Security Dynamics, Inc., a Massachusetts
                       --------
corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant"). Terms defined in or by reference in the Lease
                      ------
not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises on the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby agree to amend the lease as follows:

     1. Article 1, Section 1.01, Reference Data, is amended by adding the following additional definitions thereto:

             Expansion Premises: 4026 square feet Rentable Area of the 3/rd/ floor of the building.

     This section is further amended by deleting therefrom the definitions of the term "Premises" and "Terms," "Basic Rent," "Tax Base," "Operating Base" and "Tenant's Share" and substituting therefore respectively the following:

             Premises: Effective as of the execution of this lease amendment 4026 rentable square feet of adjacent space will be added to the existing premises which will then comprise a total of 14,173 rentable square feet.

             Term: Approx 3 years and 7 months. Tenant shall take occupancy of the premises on September 1, 1994.

             Rent:  Based on the following schedule:

                    $16 per sq. ft.         Period 9/1/94 through 3/12/95
                    $17 per sq. ft.         Period 3/13/95 through 3/12/96

                    $17 per sq. ft.         Period 3/13/96 through 3/12/97
                    $18 per sq. ft.         Period 3/13/97 through 3/12/98

          Notwithstanding anything herein to the contrary the rent commencement date on the expansion space will commence September 1, 1994.

             Escalation Bases: The tax and operating base will be $8.00 per square foot based on calendar year 1992 actuals.

             Tenant's Share:  15.84%

             Tenant Improvements: Landlord will contribute a total of $10,000 toward the reconstruction of Security Dynamics' Premises. The $10,000 contribution will be given as free rent on the expansion space for the premises. As provided for by the free rent period of September 1, 1994 thru October 27, 1994.

             Parking Area: Section 5.02 of the lease as Amended by the Amendment No. 2 is further amended by deleting after the words "for a total" the figure "50" and by inserting in it's place the figure "71."

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed.

Executed as a sealed instrument as of the _____ day of _____________, 199__.


LANDLORD:                                    ONE ALEWIFE CENTER REALTY TRUST

                                             By:  /s/ David R. Vickery
                                                  ---------------------------
                                                  David R. Vickery, Trustee

                                             By:  /s/ David L. Wightman
                                                  ---------------------------
                                                  David L. Wightman, Trustee

TENANT:                                      SECURITY DYNAMICS, INC.

                                             By:  /s/ Linda E. Saris
                                                  ---------------------------
                                                  President

                              ONE ALEWIFE CENTER

                                 OFFICE LEASE

                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 4

Reference is made to the lease dated March 13, 1989, as amended by Amendment
No. 1 dated January 27, 1992, Amendment No. 2 dated September 21, 1993 and Amendment No. 3 dated September 1, 1994 ("Lease") by and between David L.
                                          -----
Wightman and David R. Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South District Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of the Land Court as Document No. 763134 as Lessor ("Landlord")
                                                                    --------
and Security Dynamics, Inc., a Massachusetts corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Tenant"). Terms
                                                                 ------
defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises on the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby agree to amend the lease as follows:

     1. Article 1, Section 1.01, Reference Data, is amended by adding the following additional definitions thereto:

             Expansion Premises: 10,132 square feet of Rentable Area of the 3/rd/ floor of the building.

          This section is further amended by deleting therefore the definitions of the term "Premises," "Initial Term," "Basic Rent," "Tax Base," "Operating Expense Base" and "Tenant's Share" and substituting therefore respectively the following:

             Premises: Effective as of the execution of this lease amendment 10,132 rentable square feet of adjacent space will be added to the existing premises (the Expansion Space) which will then comprise a total of 24,305 square feet of rentable area.

             Initial Term: Approx 3 years, 4 months and 13 days, (expiring on March 13, 1998). Tenant shall take occupancy of the Expansion Premises on December 1, 1995. Basic rent payments shall commence on January 1, 1995.

             Basic rent: $14.00 per S.F. Rentable Area per year for the Initial Term.

             Escalation Bases: The tax and operating base will be $8.30 per square foot for the Expansion Premises based on Landlords statement for calendar year 1994 actual expenses.

             Tenant's Share:  27.16%

             Parking Area: Section 5.02 of the lease as Amended by the Amendment No. 3 is further amended by deleting after the words "for a total" the figure "71" and by inserting in it's place the figure "99."

             Tenant Improvements: Landlord shall provide a Tenant Improvement Allowance in the amount of $10,132 for the reconstruction of the Premises upon the Rent Commencement Date of January 1, 1995. Landlord shall further provide a Tenant Improvement Allowance in the amount of $10,132 for reconstruction on the expansion space upon the day six months after the Rent Commencement Date.

             Expansion Options: Section 25.01 of the Lease is deleted in its entirety.

             Computation of Basic Rent for Expansion Premises: Section 4.03 of the Lease shall be deleted in its entirety.

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed.

Executed as a sealed instrument as of the _____ day of _____________, 199__.


LANDLORD:                    ONE ALEWIFE CENTER REALTY TRUST

                             By:  ___________________________
                                  David R. Vickery, Trustee

                             By:  ___________________________
                                  David L. Wightman, Trustee


TENANT:                      SECURITY DYNAMICS, INC.

                             By:  /s/ Charles R. Stuckey
                                  ---------------------------
                                  /s/ Linda E. Saris

                              ONE ALEWIFE CENTER
                                 OFFICE LEASE
                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 5

Reference is made to the Lease dated March 13, 1989, as amended by Amendment No. 1 dated January 27, 1992, Amendment No. 2 dated September 21, 1993, Amendment No. 3 dated September 1, 1994 and Amendment No. 4 dated January 13, 1995 (the "Lease") by and between David L. Wightman and David R. Vickery, Trustees of One
 -----
Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of The Land Court as Document No. 763134 as Lessor (the "Landlord") and Security Dynamics, Inc., a Massachusetts
                --------
corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 (the "Tenant"). Terms defined in or by reference in the
                          ------
Lease not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to increase the Rentable Area of the Premises on the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Article 1, Section 1.01, Reference Data, is hereby amended by adding the following additional definitions thereto:

     Expansion Premises:  8,854 square feet of Rentable Area (the "New Space")
     ------------------                                            ---------
     on the fourth floor of the Building.

     Initial Term for the New Space:  Approximately 2 years, 4 months and 13
     ------------------------------
     days, and terminating on March 31, 1998. Tenant shall take occupancy of the New Space on November 1, 1995.

     Basic Rent for the New Space:  $14.00 per rentable square foot for the
     ----------------------------
     period of November 1, 1995 through March 12, 1997; Landlord and Tenant further agree that Basic Rent for the New Space shall increase to $18.00 per rentable square foot for the period of March 13, 1997 through March 13, 1998.

     The rent commencement date for the New Space shall be November 1, 1995.

     Escalation Bases:  The tax and operating base will be $8.17 per rentable
     ----------------
     square foot for the New Space and is included in the Basic Rent.

2. Article 1, Section 1.01, Reference Data, is further amended by deleting therefore the definitions of the terms "Premises" and "Tenant's Share" and substituting therefore respectively the following:

     Premises:  Effective as of November 1, 1995, 8,854 rentable square feet on
     --------
     the fourth floor will be added to the existing Premises of 24,305 rentable square feet on the third floor for a total of 33,159 rentable square feet.

     Tenant's Share:  37.05%.
     --------------

3. Section 5.02 of the Lease, Parking Area, as amended by Amendment No. 4 is hereby further amended by deleting after the words "for a total" the figure "99" and by inserting in its place the figure "166."

4. Landlord and Tenant further agree that in regard to the New Space, Basic Rent shall be abated by Four Thousand Dollars and 00/100 ($4,000.00) for the first month of the Initial Term (November, 1995).

5. In regard to Amendment No. 4 dated January 13, 1995, Landlord and Tenant agree that for the purpose of clarification, Basic Rent of $14.00 per square foot of rentable area and Escalation Bases of $8.30 per square foot apply to Tenant's expansion thereunder of 10,132 rentable square feet, and the financial terms applicable to Tenant's original 14,173 rentable square feet remain in full force and effect and are not so amended. In addition, the Initial Term as so described in Amendment No. 4 applies to Tenant's 10,132 rentable square feet, and the occupancy date of the 10,132 rentable square feet is amended by deleting the date "December 1, 1995" and by inserting in its place the date "December 1, 1994."

In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed.

Executed as a sealed instrument as of the 27/th/ day of November, 1995.

LANDLORD:                          ONE ALEWIFE CENTER REALTY TRUST

                                   BY: /s/ David R. Vickery
                                      ------------------------------------------
                                        David R. Vickery, Trustee

                                   BY: /s/ David L. Wightman
                                      ------------------------------------------
                                        David L. Wightman, Trustee


TENANT:                            SECURITY DYNAMICS, INC.


                                   BY: /s/ Linda E. Saris
                                      ------------------------------------------

                                ALEWIFE CENTER

      Approximately 8,854 RSF cross-hatched for locational purposes only.


                        [GRAPHIC OF FOURTH FLOOR PLAN]

                              ONE ALEWIFE CENTER
                                 OFFICE LEASE
                            SECURITY DYNAMICS, INC.

                                AMENDMENT NO. 6

Reference is made to the Lease dated March 13, 1989, as amended by Amendment No. 1 dated January 27, 1992, Amendment No. 2 dated September 21, 1993, Amendment No. 3 dated September 1, 1994, Amendment No. 4 dated January 13, 1995 and Amendment No. 5 dated November 27, 1995 (the "Lease") by and between David L.
                                              -----
Wightman and David R. Vickery, Trustees of One Alewife Center Realty Trust under Declaration of Trust dated as of November 5, 1987, recorded with Middlesex South Registry of Deeds at Book 18671, Page 237, and filed with Middlesex South Registry of The Land Court as Document No. 763134 as Lessor (the "Landlord") and
                                                                  --------
Security Dynamics, Inc., a Massachusetts corporation with a place of business at One Alewife Center, Cambridge, Massachusetts 02140 (the "Tenant"). Terms defined
                                                         ------
in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

Landlord and Tenant desire to amend the Lease so as to decrease the Rentable Area of the Premises on the terms hereinafter set forth. For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Article 1, Section 1.01, Reference Data, is amended by adding the following definition, thereto:

     Commencement Date:  Landlord and Tenant agree that the Commencement Date of
     -----------------
     Amendment No. 6 shall be no earlier than August 1, 1996 and no later than August 15, 1996. Furthermore, Landlord and Tenant agree to execute a Commencement Date Agreement to determine the actual Commencement Date.

     This section is further amended by deleting therefore the definitions of the terms "Premises" and "Tenant's Share" and substituting therefore respectively the following:

     Premises:  Effective as of the Commencement Date, 8,854 rentable square
     --------
     feet on the fourth floor will be deleted from the existing Premises of 33,159 rentable square feet for a total of 24,305 rentable square feet located on the third floor.

     Tenant's Share:  Effective as of the Commencement Date, Tenant's Share
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     shall be 27.16%.